     As filed with the Securities and Exchange Commission on June 28, 2000


                                               1933 Act Registration No. 2-76909
                                              1940 Act Registration No. 811-3443

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         Pre-Effective Amendment No.
         Post-Effective Amendment No.  26                                                [X]
                                      ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         Amendment No.  27                                                               [X]
                       ----


                        (Check appropriate box or boxes)

                                AIM SUMMIT FUND

                     (formerly Summit Investors Fund, Inc.)
               (Exact Name of Registrant as Specified in Charter)

             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (713) 626-1919
                                                           --------------

                                Charles T. Bauer
             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
            --------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:


            Jim Coppedge, Esquire             Martha J. Hays, Esquire
             A I M Advisors, Inc.       Ballard Spahr Andrews & Ingersoll, LLP
          11 Greenway Plaza, Suite 100      1735 Market Street, 51st Floor
           Houston, Texas  77046-1173   Philadelphia, Pennsylvania  19103-7599


        Approximate Date of Proposed Public Offering: As soon as practicable after the effective date
                                                      of this Amendment

It is proposed that this filing will become effective:

 [ ]    immediately upon filing pursuant to paragraph (b)


 [X]    on July 24, 2000, pursuant to paragraph (b)


 [ ]    60 days after filing pursuant to paragraph (a)(1)


 [ ]    on (date), pursuant to paragraph (a)(1)


 [ ]    75 days after filing pursuant to paragraph (a)(2)

 [ ]    on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:


 [X] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered:  Shares of Beneficial Interest


THE REGISTRANT IS THE SUCCESSOR ISSUER TO AIM SUMMIT FUND, INC. (THE "PREDECESSOR FUND"). BY FILING THIS POST-EFFECTIVE AMENDMENT TO CURRENTLY EFFECTIVE REGISTRATION STATEMENT NO. 2-76909 OF THE PREDECESSOR FUND, THE REGISTRANT EXPRESSLY ADOPTS THE REGISTRATION STATEMENT OF THE PREDECESSOR FUND AS ITS OWN REGISTRATION STATEMENT FOR ALL PURPOSES OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

AIM SUMMIT FUND

--------------------------------------------------------------------------------

AIM Summit Fund seeks to provide growth of capital.


PROSPECTUS                                         AIM --Registered Trademark--

JULY 24, 2000


                                     Shares of the fund are offered to
                                     and may be purchased by the general
                                     public primarily through AIM Summit
                                     Investors Plans I and AIM Summit
                                     Investors Plans II (the plans), each
                                     a unit investment trust. Details of
                                     the plans, including the applicable
                                     creation and sales charges and the
                                     custodian charges, are found in each
                                     plan's respective Prospectus. You
                                     should read both this Prospectus and
                                     the Prospectus of your plan and keep
                                     these Prospectuses for future
                                     reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE

     --Registered Trademark--                           --Registered Trademark--

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES              A-1
- - - - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND         A-1
- - - - - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                          A-2
- - - - - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                             A-2

Performance Table                                A-2

FEE TABLE AND EXPENSE EXAMPLE                    A-3
- - - - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                        A-3

Expense Example                                  A-3

FUND MANAGEMENT                                  A-4
- - - - - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                      A-4

Advisor Compensation                             A-4

Portfolio Managers                               A-4

OTHER INFORMATION                                A-4
- - - - - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                      A-4

FINANCIAL HIGHLIGHTS                             A-5
- - - - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                          A-6
- - - - - - - - - - - - - - - - - - - - - - - - - - -

Pricing of Shares                                A-6

Sales of Shares                                  A-6

Redemption of Shares                             A-6

Taxes                                            A-7

Open Account                                     A-7

Distribution and Service (12b-1) Fees            A-7

OBTAINING ADDITIONAL INFORMATION          Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - - - -


The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor,
AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos,
La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is growth of capital.

  The fund seeks to meet this objective by investing primarily in common stocks of companies that the portfolio managers believe have the potential for growth in earnings, including small-sized growth companies, and in common stocks believed to be undervalued relative to other available investments. The fund may also invest up to 20% of its total assets in foreign securities, including securities of companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers purchase securities of companies that they believe have the potential for growth. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than the prices of equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relatively low market liquidity, the relative lack of information about these companies and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's shares from year to year.

                                    [GRAPH]

                                             ANNUAL
YEAR ENDED                                   TOTAL
DECEMBER 31                                  RETURNS
-----------                                  -------
1990........................................  0.93%
1991........................................ 43.64%
1992........................................  4.50%
1993........................................  8.28%
1994........................................ -2.82%
1995........................................ 35.14%
1996........................................ 19.87%
1997........................................ 24.22%
1998........................................ 34.45%
1999........................................ 50.76%


The fund's shares' year-to-date total return as of June 30, 2000 was [ ]%.


  During the periods shown in the bar chart, the highest quarterly return was 37.12% (quarter ended December 31, 1999) and the lowest quarterly return was -13.37% (quarter ended September 30, 1990).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------
(for the periods ended                               SINCE    INCEPTION
December 31, 1999)   1 YEAR   5 YEARS   10 YEARS    INCEPTION     DATE
------------------------------------------------------------------------
Shares of the fund   50.76%    32.47%    20.59%      16.88%    11/01/82
S & P 500(1)         21.03%    28.54%    18.19%      18.55%(2) 10/31/82(2)
------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the fund.

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:


ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------
(expenses that are deducted
from fund assets)
----------------------------------------------------
Management Fees                               0.63%

Distribution and/or Service (12b-1) Fees(1)   0.10%

Other Expenses                                0.12%

Total Annual Fund Operating Expenses          0.85%
----------------------------------------------------


(1) The Distribution and/or Service Fees applicable to shares of the fund are 0.30%, except that AIM Distributors has contractually agreed to waive 0.20% of these Distribution and/or Service Fees applicable to shares of the fund beneficially owned through AIM Summit Investors Plans I. Accruing fees at two different rates results in a blended rate, which will increase as a percentage of average daily net assets of the fund as additional shares of the fund are acquired outside AIM Summit Investors Plans I.


As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
Shares            $107     $334      $579      $1,283
-----------------------------------------------------

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor), 11 Greenway Plaza, Suite 100, Houston, TX 77046, serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1999, the advisor received compensation of 0.63% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1982.





- Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc.



OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


  The information for the six-month period ended April 30, 2000 is unaudited. The information for the five years ended October 31, 1999 has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                 SIX MONTHS
                                                   ENDED
                                                 APRIL 30,                        YEAR ENDED OCTOBER 31,
                                                   2000            1999          1998          1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $    20.17     $    14.96    $    15.15    $    12.99    $    12.14    $     9.78
Income from investment operations:
  Net investment income (loss)                       (0.01)            --          0.03          0.02          0.04          0.04
  Net gains on securities (both realized and
    unrealized)                                       5.42           6.16          1.23          3.34          1.69          2.81
    Total from investment operations                  5.41           6.16          1.26          3.36          1.73          2.85
Less distributions:
  Dividends from net investment income                  --          (0.04)        (0.02)        (0.03)        (0.03)        (0.10)
  Distributions from net realized gains              (3.17)         (0.91)        (1.43)        (1.17)        (0.85)        (0.39)
    Total distributions                              (3.17)         (0.95)        (1.45)        (1.20)        (0.88)        (0.49)
Net asset value, end of period                  $    22.41     $    20.17    $    14.96    $    15.15    $    12.99    $    12.14
Total return(a)                                      28.76%         42.79%         9.49%        28.53%        15.61%        31.03%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)        $3,342,379     $2,623,901    $1,830,032    $1,650,234    $1,261,008    $1,050,011
Ratio of expenses to average net assets               0.66%(b)       0.67%         0.67%         0.68%         0.70%         0.71%
Ratio of net investment income (loss) to
  average net assets                                 (0.05)%(b)     (0.01)%        0.23%         0.11%         0.29%         0.33%
Portfolio turnover rate                                 60%            92%           83%           88%          118%          126%
-----------------------------------------------------------------------------------------------------------------------------------



(a) Does not deduct sales charges and is not annualized for periods less than one year.


(b) Ratios are annualized and based on average net assets of $3,318,470,172.

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES

The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if between the time trading ends on a particular security and the close of the customary trading session of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the fund may value the security at its fair value as determined in good faith by or under the supervision of the fund's Board of Trustees. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when you will not be able to purchase or redeem shares.

  The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session or any earlier NYSE closing time that day. The fund prices purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form.

SALES OF SHARES

The fund will not offer its shares to the general public except through the plans. However, the following persons may purchase shares of the fund directly through the fund's sponsor, A I M Distributors, Inc. (the distributor) at net asset value: (a) any current or retired officer, trustee, director, or employee, or any member of the immediate family (spouse, children, parents and parents of spouse) of any such person, of A I M Management Group Inc. (AIM Management) or its affiliates, or of any investment company managed or advised by the advisor; or (b) any employee benefit plan established for employees of AIM Management or its affiliates. The fund reserves the right to reject any purchase order. The terms of offering of the plans are contained in each plan's respective Prospectus.

REDEMPTION OF SHARES

The following discussion relates only to those investors who hold shares of the fund directly. Planholders should consult their plan's Prospectus for the requirements for redemption of fund shares held in a plan.

  You may redeem your shares of the fund at any time without charge, either by a written request to A I M Fund Services, Inc. (the transfer agent), or by calling the transfer agent at (800) 959-4246, subject to the restrictions specified below. Upon receipt by the transfer agent of a proper request, the fund will redeem shares in cash at the next determined net asset value. All written redemption requests must be directed to the transfer agent, P.O. Box 4739, Houston, TX 77210-4739.

  Written requests for redemption must include: (1) original signatures of all registered owners; (2) your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable.

  The transfer agent requires a signature guarantee when you redeem by mail and:
(1) the amount is greater than $50,000; (2) you request that payment be made to someone other than the name registered on the account; (3) you request that payment be sent somewhere other than the bank of record on the account; or (4) you request that payment be sent to a new address or an address that changed in the last 30 days.

  The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

  You may also request redemptions by telephone by calling the transfer agent at
(800) 959-4246. You will be allowed to redeem by telephone if (1) the proceeds are to be mailed to the address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3) you do not hold physical share certificates; (4) you can provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have not previously declined the telephone redemption privilege. Certain accounts, including retirement accounts and 403(b) plans, may not redeem by telephone. The transfer agent must receive your call during the hours the NYSE is open for business in order to effect the redemption at that day's closing price.

  The transfer agent normally will send out checks within one business day, and in any event no more than seven days, after it accepts your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

  If you mail the transfer agent a request in good order to redeem your shares, it will mail you a check in the amount of the redemption proceeds to the address on record. If your request is not in good order, you may have to provide the transfer

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

agent with additional documentation in order to redeem your shares.

  If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. The transfer agent uses reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

  You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. The transfer agent will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions. Every year, an account statement showing the amount of dividends and distributions you received from the fund during the prior year will be sent to you. Any long-term or short-term capital gains realized from redemptions of shares of the fund will be subject to federal income tax.

  The foreign, state and local tax consequences of investing in shares of the fund may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

OPEN ACCOUNT

The following discussion of an open account is applicable only to those shareholders who hold shares of the fund directly.

  The fund maintains an open account for each shareholder, under which additional fund shares acquired through reinvestment of dividends and capital gains distributions are held by the transfer agent for the shareholder's account unless the shareholder elects to receive stock certificates or to obtain dividends and distributions in cash. Stock certificates (in full shares only) are issued without charge (but only on written request) and may be redeposited at any time. It is anticipated that as a matter of convenience most shareholders will not request certificates. A shareholder receives a statement from the transfer agent after each acquisition or redemption of fund shares, and after each dividend or capital gains distribution.

DISTRIBUTION AND SERVICE (12b-1) FEES

The fund has adopted a 12b-1 plan that allows the fund to pay distribution fees to the distributor for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite 100
                             Houston, TX 77046-1173

BY TELEPHONE:                (800) 995-4246
-----------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM Summit Fund
 SEC 1940 Act file number: 811-3443
-----------------------------------

[AIM LOGO APPEARS HERE]            SUM2-PRO-1            INVEST WITH DISCIPLINE

--Registered Trademark--                                --Registered Trademark--

                       STATEMENT OF ADDITIONAL INFORMATION




                                 AIM SUMMIT FUND




                                11 Greenway Plaza
                                    Suite 100
                            Houston, Texas 77046-1173
                                 (713) 626-1919






                 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT
               A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION
                   WITH A PROSPECTUS OF THE ABOVE-NAMED FUND,
               A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE FROM
                        AUTHORIZED DEALERS OR BY WRITING
                    A I M FUND SERVICES, INC., P.O. BOX 4739,
                           HOUSTON, TEXAS 77210-4739.




                                 --------------





            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 24, 2000,
                 RELATING TO THE PROSPECTUS DATED JULY 24, 2000,

                                TABLE OF CONTENTS

                                                                                                               Page
INTRODUCTION......................................................................................................1


PERFORMANCE INFORMATION...........................................................................................1

         Total Return Quotations..................................................................................3

GENERAL INFORMATION ABOUT THE FUND................................................................................4

         The Fund and its Shares..................................................................................4

PORTFOLIO TRANSACTIONS AND BROKERAGE..............................................................................5


MANAGEMENT OF THE FUND............................................................................................8

         Trustees and Officers....................................................................................8
         The Investment Advisor..................................................................................13
         Administrator...........................................................................................14
         Expenses................................................................................................14
         Transfer Agent and Custodian............................................................................15
         Audit Reports...........................................................................................15

INVESTMENT STRATEGIES AND RISKS..................................................................................15

         Investment Program......................................................................................15
         Common Stocks...........................................................................................16
         Preferred Stocks........................................................................................16
         Convertible Securities..................................................................................17
         Corporate Debt Securities...............................................................................17
         U.S. Government Securities..............................................................................17
         Real Estate Investment Trusts (REITs)...................................................................17
         Warrants................................................................................................18
         Lending of Fund Securities..............................................................................18
         Interfund Loans.........................................................................................18
         Short Sales.............................................................................................18
         Foreign Securities......................................................................................19
         Foreign Exchange Transactions...........................................................................20
         Margin Transactions.....................................................................................20
         Repurchase Agreements...................................................................................20
         Rule 144A Securities....................................................................................21
         Illiquid Securities.....................................................................................21
         Equity-Linked Derivatives...............................................................................21
         Investment in Other Investment Companies................................................................22
         Temporary Defensive Investments.........................................................................22
         Portfolio Turnover......................................................................................22

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................22

         Introduction............................................................................................22
         General Risks of Options, Futures and Currency Strategies...............................................23
         Cover...................................................................................................23
         Writing Call Options....................................................................................24
         Writing Put Options.....................................................................................24
         Purchasing Put Options..................................................................................25
         Purchasing Call Options.................................................................................25
         Over-The-Counter Options................................................................................25
         Index Options...........................................................................................26
         Limitations on Options..................................................................................26
         Interest Rate, Currency and Stock Index Futures Contracts...............................................26

         Options on Futures Contracts............................................................................27
         Forward Contracts.......................................................................................27
         Limitations on Use of Futures, Options on Futures and Certain Call Options on Currencies................28

INVESTMENT RESTRICTIONS..........................................................................................28

         Fundamental Restrictions................................................................................28
         Non-Fundamental Restrictions............................................................................29

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................30

         Reinvestment of Dividends and Distributions.............................................................30
         Qualification as a Regulated Investment Company.........................................................30
         Determination of Taxable Income of a Regulated Investment Company.......................................31
         Excise Tax on Regulated Investment Companies............................................................32
         Fund Distributions......................................................................................32
         Sale or Redemption of Fund Shares.......................................................................33
         Foreign Shareholders....................................................................................34
         Effect of Future Legislation; Local Tax Considerations..................................................34

SHARE PURCHASES, REDEMPTIONS AND REPURCHASES.....................................................................34

         Purchases and Redemptions...............................................................................34
         Suspension of Right of Redemption.......................................................................35
         Valuation of Shares.....................................................................................35
         The Distribution Plan...................................................................................35
         The Distribution Agreement..............................................................................38

MISCELLANEOUS INFORMATION........................................................................................38

         Shareholder Inquiries...................................................................................38
         Legal Matters...........................................................................................38

FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION


         AIM Summit Fund (the "Fund") is a mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. The information for the Fund is included in a Prospectus dated July 24, 2000, which may be obtained without charge by written request to A I M Distributors, Inc. ("AIM Distributors"). Investors may also call A I M Fund Services, Inc. at
(800) 995-4246 or dealers authorized by AIM Distributors to distribute the Fund's shares. Investors must receive a Prospectus before they invest.


         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Fund. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current prospectus and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                             PERFORMANCE INFORMATION

         All advertisements of the Fund will disclose the maximum creation and sales charges, imposed by AIM Summit Investors Plans I ("Plans I") and AIM Summit Investors Plans II ("Plans II") (Plans I and Plans II are collectively referred to as "Plans"), as applicable, and other fees (collectively, the "Sales Charges") on purchases of shares of the Fund. If any advertised performance data does not reflect the maximum Sales Charges, such advertisement will disclose that the Sales Charges have not been deducted in computing the performance data, and that, if reflected, the maximum Sales Charges would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of the Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing the Fund's yield and total return.

         The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in the Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Fund.

         Total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for the shares of the Fund reflects the deduction of the Fund's maximum Sales Charges at the time of purchase.

         The Fund's total return shows its overall change in value, including changes in share price and assuming all dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

         Total return figures for the Fund are neither fixed nor guaranteed, and no principal is insured. The Fund may provide performance information in reports, sales literature and advertisements. The Fund may also, from time to time, quote information published or aired by publications or other media entities which contain articles or segments relating to investment results or other data. The following is a list of such publications or media entities:

Barron's                 Fortune                                 USA Today
Bloomberg                Investor's Business Daily               U.S. News & World Report
Business Week            Money                                   Wall Street Journal
Economist                Mutual Fund Forecaster                  Washington Post
Financial World          Mutual Fund Magazine                    CNN
Forbes                   New York Times                          CNBC

         The Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Mutual Fund Values (Morningstar)
         CDA Weisenberger                                     Ibbotson Associates
         Donoghue's                                           Lipper Inc.

         The Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

         Standard & Poor's 500 Stock Index           Russell 3000
         Dow Jones Industrial Average                NASDAQ
         Consumer Price Index

         The Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10-year Treasury Notes
         30-year Treasury Bonds
         90-day Treasury Bills

         Advertising for the Fund may from time to time include discussions of general economic conditions and interest rates, and may also include references to the use of the Fund as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements may disclose
(i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

         From time to time, the Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, or inflation.

         Although performance data may be useful to prospective investors when comparing the Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.

         Additional performance information is contained in the Fund's Annual Report to Shareholders, which is available upon request without charge.

TOTAL RETURN QUOTATIONS

         The standard formula for calculating total return, as described in the Prospectus, is as follows:

                                       n
                                 P(1+T) =ERV

         Where    P        =        a hypothetical initial payment of $1,000.

                  T        =        average annual total return (assuming the
                                    applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods).

                  n        =        number of years.

                  ERV      =        ending redeemable value of a hypothetical
                                    $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).


         The average annual total return for the Fund, for the one-year, five-year and ten-year periods ended April 30, 2000, was 35.20%, 29.50% and 21.11%, respectively. These average annual total returns do include the reinvestment of dividends and capital gains, but do not include the effect of paying the separate Creation and Sales Charges and Custodian Fees associated with the purchase of the Fund through the Plans. Total returns would be lower if Creation and Sales Charges and Custodian Fees were taken into account. Shares of the Fund may be acquired by the general public only through the Plans. Investors should consult the Prospectus of Plans I or Plans II, as applicable, for complete information regarding Creation and Sales Charges and Custodian Fees.



         The average annual total return for the Fund, for the one-year, five-year and ten-year periods ended April 30, 2000, was 23.71%, 27.22% and 20.04%, respectively. These average annual total returns include the reinvestment of dividends and capital gains, and the effects of the separate Creation and Sales Charges and Custodian Fees assessed through Plans I. The average annual total returns assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent Plans I investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned only had they made regular monthly investments over the period. Consult the Plans I Prospectus for more complete information on applicable charges and fees.


         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

         Where    P        =        a hypothetical initial payment of $1,000.

                  U        =        average annual total return assuming payment
                                    of only a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

                  n        =        number of years.

                  ERV      =        ending redeemable value of a hypothetical
                                    $1,000 payment at the end of the stated
                                    period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

         Where    P        =        a hypothetical initial payment of $1,000.

                  V        =        cumulative total return assuming payment of
                                    all of, a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

                  ERV      =        ending redeemable value of a hypothetical
                                    $1,000 payment at the end of the stated
                                    period.

                       GENERAL INFORMATION ABOUT THE FUND

THE FUND AND ITS SHARES


         The Fund currently is organized as a Delaware business trust under an Agreement and Declaration of Trust, dated December 6, 1999 (the "Trust Agreement"). The Fund was previously organized as AIM Summit Fund, Inc. ("ASF"), a Maryland corporation. Pursuant to an Agreement and Plan of Reorganization, ASF was reorganized as the Fund on July 24, 2000. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company.


         The Fund offers one series of shares. Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Fund.


         Pursuant to the July 24, 2000 Agreement and Plan of Reorganization, the Fund succeeded to the assets and assumed the liabilities of ASF. Prior to the reorganization, the Class II Shares of the Fund were reclassified and changed into Class I Shares. All historical financial and other information contained in this Statement of Additional Information for periods prior to July 24, 2000 relating to the Fund is that of ASF and the Class I Shares of ASF.


         Shares of beneficial interest of the Fund are redeemable at their new asset value at the option of the shareholder or at the option of the Fund in certain circumstances. For information concerning the methods of redemption, investors should consult the Prospectus under the caption "Redemption of Shares."

         Each share of the Fund represents an equal proportionate interest in the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Board. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets belonging to the Fund available for distribution after satisfaction of outstanding liabilities of the Fund.

         The Fund is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of the Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

         Shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares). When issued, shares of the fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Fund, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         The Trust Agreement provides that the trustees of the Fund shall hold office during the existence of the Fund, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Fund, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be retired by a written instrument signed by a majority of the trustees and specifying the date of his or her retirement.

         Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations or liability extended to shareholders of private for-profit corporations, however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Fund to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Fund. The Trust Agreement provides for indemnification out of the property of the Fund for all losses and expenses of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations and wherein the complaining party was held not to be bound by the disclaimer.

         The Trust Agreement further provides that the trustees and officers will not be liable for any act, omission or obligation of the Fund or any trustee or officer. However, nothing in the Trust Agreement protects a trustee or officer against any liability to the Fund or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Fund. The Trust Agreement provides for indemnification by the Fund of the trustees, officers, employees and agents of the Fund, if it is determined that such person acted in good faith and reasonably believed: (1) in the case of conduct in his or her official capacity for the Fund, that his or her conduct was in the Fund's best interests, (2) in all other cases, that his or her conduct was at least not opposed to the Fund's best interests and (3) in a criminal proceeding, that he or she had no reason to believe that his or her conduct was unlawful. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

General Brokerage Policy

         AIM makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

         Some of the securities in which the Fund invests are traded in over-the-counter markets. In such transactions, the Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Fund and of the other AIM Funds. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

         The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the Fund from the SEC are met. In addition, the Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in affiliated money market funds) provided the Fund follows procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Fund. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

Allocation of Portfolio Transactions

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by the Fund and by another AIM Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

Allocation of IPO Securities Transactions

         From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds and accounts participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

      AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account with an asset level of less than $500 million, will be placed in one of three tiers, depending upon its asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points.

      When any AIM Fund and/or account with substantially identical investment objectives and policies participate in syndicates, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund and account.

Section 28(e) Standards

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Fund's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

Transaction With Regular Brokers

         As of October 31, 1999, the Fund held an amount of common stock issued by Morgan Stanley Dean Witter & Co., Inc. and Lehman Brothers Holdings, Inc. having a market value of $16,988,125 and $2,947,500, respectively. Both are regular brokers of the Fund, as that term is defined in Rule 10b-1 under the 1940 Act.

Brokerage Commissions Paid

         For the fiscal years ended October 31, 1999, 1998 and 1997, the Fund paid brokerage commissions of $3,472,778, $3,027,892 and $2,573,656, respectively. For the fiscal year ended October 31, 1999, AIM allocated certain of the Fund's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $625,053,096 and the related brokerage commissions were $536,125.

         No brokerage commissions were paid by the Fund to any broker who is an affiliated person of the Fund, an affiliated person of such person or an affiliated person of the Fund, the Fund's principal underwriter, or AIM.


                             MANAGEMENT OF THE FUND

         The overall management of the business and affairs of the Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with the Fund's advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers and to AIM, subject always to the investment objective, restrictions and policies of the Fund and to the general supervision of the Fund's Board of Trustees. Certain trustees and officers of the Fund are affiliated with AIM and A I M Management Group Inc. ("AIM Management") the parent company of AIM.

TRUSTEES AND OFFICERS


         The trustees and officers of the Fund and their principal occupations during the last five years are set forth below. All of the Fund's executive officers hold similar offices with some or all of the AIM Funds. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.


----------------------------------- ---------------------- ------------------------------------------------------------

                                    Position(s) Held       Principal Occupation(s) During,
Name, Address and Age               with Registrant        At Least, the Past 5 years
---------------------               ---------------        --------------------------

----------------------------------- ---------------------- ------------------------------------------------------------
*Charles T. Bauer (81)              Chairman and Trustee   Director and Chairman, A I M Management Group Inc.,
                                                           A I M Advisors, Inc., A I M Capital Management, Inc., A I M
                                                           Distributors, Inc., A I M Fund Services, Inc. and Fund
                                                           Management Company; and Director and Executive Vice
                                                           Chairman of AMVESCAP PLC.
----------------------------------- ---------------------- ------------------------------------------------------------

Bruce L. Crockett, (56)             Trustee                Director, ACE Limited (insurance company). Formerly
906 Frome Lane                                             Director, President and Chief Executive Officer, COMSAT
McLean, VA 22102                                           Corporation; and Chairman, Board of Governors of INTELSAT
                                                           (international communications company).
----------------------------------- ---------------------- ------------------------------------------------------------

Owen Daly II (75)                   Trustee                Formerly, Director, Cortland Trust Inc. (investment
Six Blythewood Road                                        company), CF & I Steel Corp., Monumental Life Insurance
Baltimore, MD 21210                                        Company and Monumental General Insurance Company; and
                                                           Chairman of the Board of Equitable Bancorporation
----------------------------------- ---------------------- ------------------------------------------------------------

Edward K. Dunn, Jr. (65)            Trustee                Chairman of the Board of Directors, Mercantile Mortgage
2 Hopkins Plaza, 8th Floor,                                Corp. Formerly, Vice Chairman of the Board of Directors,
Suite 805                                                  President and Chief Operating Officer, Mercantile - Safe
Baltimore, MD 21201                                        Deposit & Trust Co.; and President, Mercantile
                                                           Bankshares.
----------------------------------- ---------------------- ------------------------------------------------------------

--------
     * A trustee who is an "interested person" of the Fund and AIM as defined in the 1940 Act.

----------------------------------- ---------------------- ---------------------------------------------------------


Jack Fields (48)                    Trustee                Chief Executive Officer, Texana Global, Inc. (foreign
434 New Jersey Avenue, S.E.                                trading company) and Twenty-First Century Group, Inc.
Washington, D.C. 20003                                     (governmental affairs company). Formerly, Member of the
                                                           U.S. House of Representatives.

----------------------------------- ---------------------- ------------------------------------------------------------

**Carl Frischling (63)              Trustee                Partner, Kramer Levin Naftalis & Frankel LLP (law firm).
919 Third Avenue
New York, NY 10022
----------------------------------- ---------------------- ------------------------------------------------------------

*Robert H. Graham (53)              Trustee and            Director, President and Chief Executive Officer, A I M
                                    President              Management Group Inc.; Director and President, A I M
                                                           Advisors, Inc.; Director and Senior Vice President, A I M
                                                           Capital Management, Inc., A I M Distributors, Inc., A I M
                                                           Fund Services, Inc. and Fund Management Company; and
                                                           Director and CEO, Managed Products, AMVESCAP PLC.
----------------------------------- ---------------------- ------------------------------------------------------------
Prema Mathai-Davis (49)             Trustee                Chief Executive Officer, YWCA of the USA.
350 Fifth Avenue, Suite 301
New York, NY 10118
----------------------------------- ---------------------- ---------------------------------------------------------

Lewis F. Pennock (57)               Trustee                Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, Texas 77057
----------------------------------- ---------------------- ---------------------------------------------------------

Louis S. Sklar (60)                 Trustee                Executive Vice President, Development and Operations,
The Williams Tower,                                        Hines Interests Limited Partnership (real estate
50th Floor                                                 development).
2800 Post Oak Blvd.
Houston, Texas 77056
----------------------------------- ---------------------- ---------------------------------------------------------

Gary T. Crum (52)                   Senior Vice            Director and President, A I M Capital Management, Inc.;
                                    President              Director and Executive Vice President, A I M Management
                                                           Group Inc.; Director and Senior Vice President, A I M
                                                           Advisors, Inc.; and Director, A I M Distributors, Inc. and
                                                           AMVESCAP PLC.
----------------------------------- ---------------------- ---------------------------------------------------------

Carol F. Relihan (45)               Senior Vice            Director, Senior Vice President, General Counsel and
                                    President and          Secretary, A I M Advisors, Inc.; Senior Vice President,
                                    Secretary              General Counsel and Secretary, A I M Management Group
                                                           Inc.; Director, Vice President and General Counsel, Fund
                                                           Management Company; General Counsel and Vice President,
                                                           A I M Fund Services, Inc.; and Vice President A I M
                                                           Capital Management, Inc. and A I M Distributors, Inc.
----------------------------------- ---------------------- ---------------------------------------------------------

--------
     ** A trustee who is an "interested person" of the Fund as defined in the 1940 Act.

Dana R. Sutton (41)                 Vice President         Vice President and Fund Controller, A I M Advisors, Inc.;
                                    and Treasurer          and Assistant Vice President and Assistant Treasurer,
                                                           Fund Management Company.
----------------------------------- ---------------------- ---------------------------------------------------------

Melville B. Cox (56)                Vice President         Vice President and Chief Compliance Officer, A I M
                                                           Advisors, Inc., A I M Capital Management, Inc., A I M
                                                           Distributors, Inc., A I M Fund Services, Inc. and Fund
                                                           Management Company.
----------------------------------- ---------------------- ---------------------------------------------------------

Edgar M. Larsen (60)                Vice President         Vice President, A I M Capital Management, Inc.

----------------------------------- ---------------------- ---------------------------------------------------------

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for the Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for: (i) overseeing AIM's investment related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board of Trustees, on investment related matters requiring Board of Trustees' consideration, including dividends and distributions, brokerage policies and pricing matters.

         The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for: (i) considering and nominating individuals to stand for election as independent trustees as long as the Fund maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the independent trustees; and (iii) making recommendations to the Board of Trustees regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent trustees.

         The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

         All of the Trust's trustees also serve as directors or trustees of some or all of the investment companies managed or advised by AIM. All of the Fund's executive officers hold similar offices with some or all of the other investment companies managed or advised by AIM.

Remuneration of Trustees

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any Committee attended. Each trustee of the Fund is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee of the Fund:

=================================================================================================

                                                            RETIREMENT
                                                             BENEFITS              TOTAL
                                         ESTIMATED            ACCRUED           COMPENSATION
                                    COMPENSATION FROM       BY ALL AIM          FROM ALL AIM
         TRUSTEE                          FUND(1)            FUNDS(2)             FUNDS(3)
-------------------------------------------------------------------------------------------------
Charles T. Bauer                                 $    0           $      0              $      0
-------------------------------------------------------------------------------------------------

Bruce L. Crockett                                 2,045             37,485               103,500
-------------------------------------------------------------------------------------------------

Owen Daly II                                      2,045            122,898               103,500
-------------------------------------------------------------------------------------------------

Edward K. Dunn                                    2,045             55,565               103,500
-------------------------------------------------------------------------------------------------

Jack Fields                                       2,004             15,826               101,500
-------------------------------------------------------------------------------------------------

Carl Frischling(4)                                2,035             97,791               103,500
-------------------------------------------------------------------------------------------------

Robert H. Graham                                      0                  0                     0
-------------------------------------------------------------------------------------------------

John F. Kroeger(5)                                    0             40,461                     0
-------------------------------------------------------------------------------------------------

Prema Mathai-Davis                                2,045             11,870               101,500
-------------------------------------------------------------------------------------------------

Lewis F. Pennock                                  2,035             45,755               103,500
-------------------------------------------------------------------------------------------------

Ian Robinson(6)                                     858             94,442                25,000
-------------------------------------------------------------------------------------------------

Louis S. Sklar                                    2,035             90,232               101,500
=================================================================================================


----------
(1) The total amount of compensation deferred by all directors of the Fund's predecessor during the fiscal year ended October 31, 1999, including earnings thereon, was $13,529.

(2) During the fiscal year ended October 31, 1999, the total amount of expenses allocated to the Fund's predecessor in respect of such retirement benefits was $13,895. Data reflects compensation for the calendar year ended December 31, 1999.

(3) Each trustee serves as director or trustee of at least 12 registered investment companies advised by AIM. Data reflects total compensation earned during the calendar year ended December 31, 1999.

(4) During the fiscal year ended October 31, 1999, the Fund's predecessor paid $8,316 in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel LLP, for services rendered to the independent directors of the Fund's predecessor.

(5) Mr. Kroeger was a director of the Fund's predecessor until June 11, 1998. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Fund Retirement Plan for Eligible Directors/Trustees."

(6) Mr. Robinson was a director of the Fund's predecessor until March 12, 1999, when he retired.

AIM Funds Retirement Plan for Eligible Directors/Trustees

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, AIM Management, or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, a trustee becomes eligible to retire and to receive full benefits under the Plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of all benefits under the Plan, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson, and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 20, 18, 11, 10 and 1 years, respectively.

                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT


                    ===============================================================
                                                            Annual Retirement
                         Number of Years of               Compensation Paid By
                           Service With the                All Applicable AIM
                         Applicable AIM Funds                   Funds
                    ===============================================================
                                   10                          $67,500
                    ---------------------------------------------------------------

                                    9                          $60,750
                    ---------------------------------------------------------------

                                    8                          $54,000
                    ---------------------------------------------------------------

                                    7                          $47,250
                    ---------------------------------------------------------------

                                    6                          $40,500
                    ---------------------------------------------------------------

                                    5                          $33,750
                    ===============================================================

Deferred Compensation Agreements

         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis, (the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees may elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the Deferring Trustees may select various AIM Funds in which all or part of his or her deferral account shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the Compensation Agreement) beginning on the date the Deferring Trustees' retirement benefits commence under the Plan. The Fund's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Fund. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Trustee's death. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.

THE INVESTMENT ADVISOR


         AIM serves as the investment advisor to the Fund pursuant to a Master Investment Advisory Agreement dated July 24, 2000 (the "Advisory Agreement"). AIM was organized in 1976, and together with its subsidiaries, advises, manages or administers over 120 investment portfolios encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail fund businesses in the United States, Europe and the Pacific region. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are shown under "Trustees and Officers."


         AIM and the Fund have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics; (b) file reports regarding such transactions; (c) refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security (subject to a de minimis exception) and (iii) transactions involving securities being considered for investment by an AIM Fund (subject to the de minimis exception); and (d) abide by certain other provisions of the Code of Ethics. The de minimis exception under the Code of Ethics covers situations where there is no material conflict of interest because of the large market capitalization of a security and the relatively small number of shares involved in a personal transaction. The Code of Ethics also generally prohibits AIM employees who are registered with the NASD from purchasing securities in initial public offerings. Personal trading reports are periodically reviewed by AIM, and the Board of Trustees reviews quarterly and annual reports (which summarize any significant violations of the Code of Ethics). Sanctions for violating the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.


         A prior investment advisory agreement with similar terms to the Advisory Agreement was in effect prior to July 24, 2000. The Advisory Agreement will remain in effect until June 30, 2001, and continue from year to year only if such continuance is specifically approved at least annually by the Fund's Board of Trustees and by the affirmative vote of a majority of the trustees who are not parties to the Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Fund or AIM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act.


         Pursuant to the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund.

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions, may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.


         As compensation for its advisory services under the Advisory Agreement, AIM receives a fee from the Fund, calculated daily and paid monthly, at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, plus 0.75% of the next $140 million of the Fund's average daily net assets plus 0.625% of the Fund's average daily net assets in excess of $150 million. Pursuant to the investment advisory agreement in effect prior to July 24, 2000 which provided for the same level of compensation to AIM as is provided for under the Advisory Agreement, for the fiscal years ended October 31, 1999, 1998 and 1997, the fees paid by the Fund to AIM were $15,096,393, $11,372,220 and $9,353,715, respectively (after giving effect to fee waivers for the fiscal years ended October 31, 1999, 1998 and 1997, respectively).

         In addition, if the Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if the Fund engages in securities lending activities as well the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines;
(b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board of Trustees; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, the Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek the Board of Trustees' approval prior to its receipt of all or a portion of such fee.

         Prior to July 1, 1999, TradeStreet Investment Associates, Inc. ("TradeStreet"), 101 South Tryon Street, Suite 1000, Charlotte, North Carolina 28255, served as the Fund's sub-advisor. Trade Street is a wholly owned subsidiary of NationsBank, N.A. and a registered investment advisor.

         For the period November 1, 1998 through July 1, 1999 and the fiscal years ended October 31, 1998 and 1997, TradeStreet received sub-advisory fees from AIM of $2,774,130, $3,405,833 and $2,921,391, respectively.
See "Expenses."

ADMINISTRATOR

         AIM also acts as the Fund's administrator pursuant to a Master Administrative Service Agreement between AIM and the Fund (the "Administrative Services Agreement").

         Under the Administrative Services Agreement, AIM performs, or arranges for the performance of, accounting and other administrative services for the Fund. As full compensation for the performance of such services, AIM is reimbursed for any personnel and other costs (including applicable office space, facilities and equipment) of furnishing the services of a principal officer of the Fund and of persons working under her supervision for maintaining the financial accounts and books and records of the Fund, including calculation of the Fund's daily net asset value, and preparing tax returns and financial statements for the Fund. The method of calculating such reimbursements must be annually approved, and the amounts paid will be periodically reviewed, by the Fund's Board of Trustees.


         Pursuant to the administrative services agreements in effect prior to July 24, 2000, AIM received reimbursements for the fiscal years ended October 31, 1999, 1998 and 1997 in the amounts of $114,068, $72,766 and $67,450, respectively, from the Fund.


EXPENSES

         All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in the Advisory Agreement. These expenses borne by the Fund include but are not limited to brokerage commissions, taxes, legal, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees' and shareholders' meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of pricing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

TRANSFER AGENT AND CUSTODIAN

         A I M Fund Services, Inc. ("AFS"), a wholly owned subsidiary of AIM, serves as transfer agent and dividend disbursing agent for the shares of the Fund pursuant to a Transfer Agency and Service Agreement These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Fund pays the AFS such compensation as may be agreed upon from time to time. The address of AFS is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

         State Street Bank and Trust Company ("State Street Bank") acts as custodian for the Fund's portfolio securities and cash. State Street Bank receives such compensation from the Fund for its services in such capacity as is agreed to from time to time by the Fund. The address of State Street Bank is P.O. Box 8300, Boston, Massachusetts 02266-8300. State Street Bank maintains the portfolio securities owned by the Fund, administers the purchases and sales of portfolio securities, collects interest and other distributions made on securities held by the Fund and performs other ministerial duties.

AUDIT REPORTS

         The Fund will furnish shareholders semi-annually with a list of the investments held in the Fund's portfolio and its financial statements. The annual financial statements will be audited by the Fund's independent certified public accountants. The Board of Trustees has selected KPMG LLP, 700 Louisiana, Houston, Texas 77002, as the Fund's independent certified public accountants to audit the Fund's books and review the Fund's tax returns.


                         INVESTMENT STRATEGIES AND RISKS

INVESTMENT PROGRAM

         The Fund's investment objective and the principal features of the Fund's investment program and the principal risks associated with that investment program are set forth in the Prospectus under the caption "Investment Objective and Strategies" and "Principal Risks of Investing in the Fund." It is the current policy of the Fund not to purchase or own the common stock of any company which, in the opinion of AIM, derives a substantial portion of its revenues from the manufacture of alcoholic beverages or tobacco products or the operation of gambling establishments. In the opinion of management based upon current conditions, such policy will not have a significant effect on the investment performance of the Fund. This policy may be modified or rescinded by the Fund's Board of Trustees without shareholder approval.


         Set forth in this section is a description of the Fund's investment policies, strategies and practices. The investment objective of the Fund is fundamental and may not be changed by the Board of Trustees without shareholder approval. The Fund's investment policies, strategies and practices are non-fundamental. The Board of Trustees of the Fund reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective. The Fund has adopted certain investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in this Statement of Additional Information.



         Any percentage limitations with respect to assets of the Fund will be applied at the time of purchase. A later change in percentage resulting from changes in asset values will not be considered a violation of the percentage limitations. The percentage limitations applicable to borrowings will be applied in accordance with applicable provisions of the 1940 Act and the rules and regulations promulgated thereunder which specifically limit the Fund's borrowing abilities.


         Consistent with the Fund's objective of capital growth, the Fund's assets will tend to be fully invested in:

                  1. Core Stocks -- These are securities issued by companies which have established a long-term record of earnings growth and which are believed by AIM, as the Fund's advisor, to be capable of sustaining such growth in the future. Generally (but not always) the common stocks of these companies will be listed on a national securities exchange.

                  2. Emerging Growth Stocks -- These securities are issued by smaller growth-oriented companies. The securities of a number of such companies are traded only in the over-the-counter market. Such securities may not have widespread interest among institutional investors. Accordingly, such securities may present increased opportunity for gain if significant institutional investor interest subsequently develops, but may also involve additional risk of loss in the event of adverse developments because of the limited market for such securities. The business prospects and earnings of emerging growth companies may be subject to more rapid or unanticipated changes than in the case of larger, better established concerns.

                  3. Value-Oriented Stocks -- These are stocks which are believed to be currently undervalued relative to other available investments. Since this belief may be based upon projections made by the Fund's advisor of earnings, dividends or price-earnings ratios (which projections may differ significantly from similar projections made by other investors), the Fund's ability to realize capital appreciation on value-oriented stocks may be more dependent upon the advisor's capabilities than is the case with other types of securities in which the Fund may invest.

         The receipt by the Fund of new money primarily through the medium of continuing investments under systematic investment plans may tend to produce a more even rate of influx than is the case with other funds. This may furnish a base for a gradual and planned accumulation of positions in individual portfolio securities when such a program is deemed to be appropriate. One example of how this concept could be employed is through a program of "dollar-cost averaging" in the purchase of securities for the Fund. "Dollar-cost averaging" involves the purchase of a fixed dollar amount of stock of a company at regular intervals. The number of shares of stock obtained upon each purchase will therefore vary with the price of the stock, with more shares being obtained as the price to the stock declines and fewer shares being obtained as the price of the stock increases. Such a program could be hampered by increased redemptions of the Fund's shares which would reduce amounts available for investment by the Fund.


         As of June 19, 2000, no person owned of record or is known by the Fund to own of record or beneficially 5% or more of the Fund's outstanding equity securities. As of June 19, 2000, the directors and officers of the Fund as a group owned beneficially less than 1% of the Fund's outstanding shares.


COMMON STOCKS

         The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

PREFERRED STOCKS

         The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES

         The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although the Fund will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, it invests without regard to corporate bond ratings.

CORPORATE DEBT SECURITIES

         The Fund may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, at a rate which may be fixed or adjustable, with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Fund may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Fund will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

U.S. GOVERNMENT SECURITIES

         The Fund may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the values of such securities fluctuate.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

         The Fund may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 25% of the total assets of the Fund.

         REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

         To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

WARRANTS

         The Fund may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

LENDING OF FUND SECURITIES


         Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities (principally to broker-dealers) to the extent of one-third of its respective total assets. Such loans would be callable at any time and will be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Where voting or consent rights with respect to loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Fund's investment in the loaned securities. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.


INTERFUND LOANS

         The Fund may lend up to 33-1/3% of its total assets to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order. An application for exemptive relief has been filed with the SEC on behalf of the Fund and others. The Fund may also borrow from another AIM Fund to satisfy redemption requests or to cover unanticipated cash shortfalls due to a delay in the delivery of cash to the Fund's custodian or improper delivery instructions by a broker effectuating a transaction.

SHORT SALES

         The Fund may from time to time make short sales of securities which it owns or which it has the right to acquire through the conversion or exchange of other securities it owns. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund will neither make short sales of securities nor maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." To secure its obligation to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian, an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. In no event may more than 10% of the Fund's total assets be deposited or pledged as collateral for short sales at any one time.

         Since the Fund ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio which are convertible into the securities sold short, the Fund will normally close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities which it already holds.

         The Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because among other reasons, it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against the Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

FOREIGN SECURITIES

         The Fund has reserved the investment flexibility to invest up to 20% of its total assets in foreign securities. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. The Fund may also purchase securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. ADRs, EDRs, and other securities representing underlying securities of foreign issuers are included in the percentage limitations applicable to the Fund's investments in foreign securities. To the extent it invests in securities denominated in foreign currencies, the Fund bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets.

         Investments by the Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies including Eurodollar, Yankee dollar and other foreign obligations, may entail some or all of the risks set forth below. Investments by the Fund in ADRs and EDRs may entail certain political and economic risks and regulatory risks described below.

         Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different economic and political forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

         Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. In addition, income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

         Market Risk. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

FOREIGN EXCHANGE TRANSACTIONS

         Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Fund may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e. cash) basis at the spot rate prevailing in foreign exchange markets and will result in currency conversion costs to the Fund. The Fund attempts to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another, or when U.S. dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Fund from transferring cash out of such countries, and the Fund may be affected either favorably or unfavorably by fluctuations in relative exchange rates while the Fund holds foreign currencies.

MARGIN TRANSACTIONS

         The Fund will not purchase any security on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller (usually a broker or a bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and (c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time. Repurchase agreements are not included in the Fund's restrictions on lending. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

         Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. The Fund's Board of Trustees is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A restricted securities on behalf of the Fund and monitoring AIM's implementation of the guidelines and procedures. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

RULE 144A SECURITIES

         The Fund may purchase privately placed securities that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in securities that have not been registered under the 1933 Act. AIM, under the supervision of the Fund's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

ILLIQUID SECURITIES

         The Fund may invest up to 15% of its net assets in securities that are illiquid, including restricted securities that are illiquid. Illiquid securities include securities that cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933.

         Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the Securities Act of 1933 are unregistered securities, the Fund may purchase Rule 144A securities without regard to the 15% limitation described above provided that a determination is made that such securities have a readily available trading market.

EQUITY-LINKED DERIVATIVES

         The Fund may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optomised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies. See "Investment in Other Investment Companies."

INVESTMENT IN OTHER INVESTMENT COMPANIES

         The Fund may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to the Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Fund has obtained an exemptive order from the SEC allowing it to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that, with respect to uninvested cash balances, investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.


TEMPORARY DEFENSIVE INVESTMENTS

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. The Fund may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

PORTFOLIO TURNOVER

         Consistent with its objective of capital growth, the Fund does not intend to engage in substantial short-term trading. However, the Fund reserves the right to dispose of any security without regard to the period of time it has been held and to take short-term or long-term profits when such action is consistent with its investment program. The Fund's historical portfolio turnover rates are included in the Financial Highlights table in the Prospectus. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. The Fund's turnover may vary greatly from year to year and may exceed 100% during years when the Fund has taken a significant defensive position or otherwise makes changes in the investment strategies which it pursues consistent with its overall investment objective. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.

         The decrease in portfolio turnover rate from 1996 to 1997 resulted from strong corporate earnings and thus a reduced need to restructure the Fund's portfolio holdings.


                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

         The Fund may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

         The use by the Fund of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as a option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract, forward contract or option thereon at any particular time.

         (5) As described below, the Fund is required to maintain assets as "cover," and might be required to maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

COVER

         Transactions using forward contracts, futures contracts and options (other than options purchased by the Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Fund does not expose the Fund to an obligation to another party, but rather provide the Fund with a right to exercise, the Fund intends to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WRITING CALL OPTIONS

         The Fund may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, the Fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the Fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         When writing a call option the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

         Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

WRITING PUT OPTIONS

         The Fund may write (sell) covered put options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a put option, the Fund would have the obligation to buy the underlying security, contract or currency (depending on the type of derivative) at the exercise price at any time until (American style) or on (European style) the expiration date. This obligation terminates upon the expiration of the put option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

PURCHASING PUT OPTIONS

         The Fund may purchase covered put options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a put option, the Fund would have the right to sell the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         The Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon exercise of said option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

         The Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where the Fund has written a "put option" on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as put spreads. Likewise, the Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar".

PURCHASING CALL OPTIONS

         The Fund may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a call option, the Fund would have the right to purchase the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         Call options may be purchased by the Fund for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, contract or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         The Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

OVER-THE-COUNTER OPTIONS

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         The staff of the SEC considers purchased OTC options (i.e., the market value of the option) to be illiquid securities. The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INDEX OPTIONS

         Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

LIMITATIONS ON OPTIONS

         The Fund will not write call options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. The Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

         The Fund may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

         The Fund will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Securities" in this Statement of Additional Information.

         Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

         The Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         "Margin" with respect to Futures is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

         If the Fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

OPTIONS ON FUTURES CONTRACTS

         Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

FORWARD CONTRACTS

         A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the forward contract. The Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

         To the extent that the Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board of Trustees, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.


                             INVESTMENT RESTRICTIONS


         The Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of the Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares.


FUNDAMENTAL RESTRICTIONS

                  (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

                  (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

                  (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

                  (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the

        Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

                  (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

                  (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

                  (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for the Fund relating to certain of these restrictions which the advisor must follow in managing the Fund. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

NON-FUNDAMENTAL RESTRICTIONS


         The following non-fundamental investment restrictions apply to the Fund. They may be changed for the Fund without approval of the Fund's voting securities. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.


                  (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market Funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

                  (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

                  (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

                  (4)In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of the Fund to declare and pay annually net investment income dividends and capital gains distributions. It is the Fund's intention to distribute substantially all of its net investment income and capital gains by the end of the calendar year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested at the net asset value determined on the record date in full and fractional shares of the Fund unless the shareholder has elected prior to the record date, by written notice to BFDS, P.O. Box 8300, Boston, Massachusetts 02266-8300,
Attention: AIM Summit Fund, to receive all such payments in cash. Such reinvestments will not be subject to sales charges and shares so purchased will be automatically credited to the account of the shareholder.

         Changes in the form of dividend and distribution payments may be made by the shareholder at any time and will be effective as to any subsequent payment if such notice is received by BFDS prior to the applicable record date. Any dividend and distribution election will remain in effect until BFDS receives a revised written election by the shareholder.

         No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Because shares of the Fund may be purchased by individual investors through the Plans, the following discussion is addressed only to individual (rather than corporate) investors.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         The Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. If the Fund elects to use equalization accounting, it will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that the Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, the Fund may be liable for additional federal income tax.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY


         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. In addition, under the rules of the Internal Revenue Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. The Fund may make an election (under Code Section 988(a)(1)(b)) to treat gain or loss recognized on the disposition of a foreign currency forward contract as a capital gain or loss. The election is made on an instrument by instrument basis.


         In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (a) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (b) the asset is otherwise held by the Fund as part of a "straddle", or
(c) the asset is stock and the Fund grants certain call options with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will generally be treated as a short-term capital gain or loss. In the case of covered options, gain or loss may be long-term.

         Some of the forward foreign currency exchange contracts, options and futures contracts that the Fund may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at a maximum rate of 20% for non-corporate shareholders) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. The Fund may make an election on Section 1256 contracts that are forward foreign currency exchange contracts and receive capital gain treatment. The election is made on an instrument by instrument basis.



         Other hedging transactions that may be engaged in by the Fund (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if the Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will generally take into account any gain for the taxable year which includes such date).


         Because application of the rules governing Section 1256 contracts and constructive sales may affect the character of gains or losses and/or accelerate the recognition of gains or losses from the affected investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased as compared to a fund that did not engage in transactions involving Section 1256 contracts or constructive sales.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES


         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year or again be subject to the 4% excise tax. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.



         For purposes of the excise tax, a regulated investment company must (1) reduce its short-term capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for any calendar year and (2) unless it has made a taxable year election, exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that the Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), the Fund may be liable for excise tax. Moreover, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         The Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term loss) for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (taxable at a maximum rate of 20% to non-corporate shareholders), regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the Internal Revenue Service ("IRS").

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

SALE OR REDEMPTION OF FUND SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Except to the extent otherwise provided in future Treasury regulations, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (i) incurs a sales load in acquiring shares of the Fund, (ii) disposes of such shares less than 91 days after they are acquired and
(iii) subsequently acquires shares of the same or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         Foreign persons who file a United States tax return after December 31, 1996, for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS


         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on June 28, 2000. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                  SHARE PURCHASES, REDEMPTIONS AND REPURCHASES

PURCHASES AND REDEMPTIONS

         The terms of offering of shares of the Fund and the methods of accomplishing redemption are set forth in full in the Fund's Prospectus and in the Plans I or Plans II Prospectus.

SUSPENSION OF RIGHT OF REDEMPTION

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (the "NYSE") is restricted, as determined by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

VALUATION OF SHARES

         In accordance with the current rules and regulations of the SEC, the net asset value of a Fund share is determined once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern Time) on each day in which the NYSE is open for trading. Net asset value is determined by dividing the value of the Fund's securities, cash and other assets (including accrued expenses but excluding capital and surplus), by the number of shares outstanding. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern
Time) on a particular day, the net asset value of a Fund share is determined as of the close of trading on the NYSE on such day. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles. Portfolio securities are valued using market values, if available. For purposes of determining net asset value per share, futures and options contract closing prices which are available 15 minutes after the close of the customary trading session of the NYSE are generally used.

         A security listed or traded on an exchange (except convertible bonds) is valued at its last sale price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day, prior to the determination of net asset value. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices provided by independent pricing services. Each security reported on the NASDAQ National Market System is valued at the last sale price on the valuation date, or absent a last sales price, at the closing bid price on that day, option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; and futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as dividend rate, yield, type of issue, coupon rate and maturity. Securities for which market quotations are not readily available or for which market quotations are not reflective of fair market value are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Trustees of the Fund. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

         Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

THE DISTRIBUTION PLAN

        The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). The Distribution Plan provides that the Fund pay 0.30% per annum of its average daily net assets as compensation to AIM Distributors for payments made to others who provide shareholder services and for marketing and distribution activities which are primarily intended to result in the sale of the shares of the Fund. AIM Distributors has contractually agreed, however, to waive a portion of the fees otherwise payable to it under the Distribution Plan, based upon the extent to which shares of the Fund are held by Plans I. As a result of this waiver, Distribution Plan fees will accrue at the rate of 0.10% per annum of the average daily net assets of shares held by Plans I, and will accrue at the rate of 0.30% per annum of the average daily net assets of the shares of the fund held by all other shareholders. Accruing fees at two different rates will result in a "blended" distribution fee that will be payable from all assets of the Fund. AIM Distributors may not revoke or revise its contractual waiver of distribution fees without approval of shareholders of the Fund.

        The Distribution Plan is designed to implement a program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own the shares of the Fund and to compensate AIM Distributors for promotional and other sales-related costs.

        AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the shares of the Fund to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Fund. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Fund; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the shares of the Fund; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in shares of the Fund; and providing such other information and services as the Fund or the customer may reasonably request.

        Distribution activities appropriate for financing under the Distribution Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Distribution Plan.

        Under a Shareholder Service Agreement, the Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Fund during such period at the annual rate of 0.25% of the average daily net asset value of the Fund's shares purchased. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the shares of the Fund are held.

        The Distribution Plan is subject to limitations imposed by NASD Regulation, Inc. If a dealer or financial institution provides personal services to a beneficial owner of Class I Shares, the payments the dealer or financial institution receives for those services pursuant to the Distribution Plan are characterized as services fees. Service fees received by a dealer or financial institution may not exceed 0.25% per annum of the average net assets of the fund attributable to its customers. Any fees the dealer or financial institution receives in excess of that amount are characterized as asset-based sales charges. AIM Distributors does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments under the Distribution Plan. These payments are an obligation of the Fund and not of AIM Distributors.

        AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for the Fund. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.

        The Distribution Plan requires AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Distribution Plan and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Distribution Plan.

        For the period July 19, 1999 (date sales of shares of the Fund subject to the Distribution Plan commenced) to October 31, 1999, the Fund's predecessor paid AIM Distributors under the Distribution Plan $195, or an amount equal to 0.30%, of the shares of the Fund subject to the Distribution Plan's average daily net assets on an annualized basis.

        An estimate by category of actual fees paid by the Fund's predecessor during the period July 19, 1999 (date sales of shares of the Fund subject to the Distribution Plan commenced) through October 31, 1999, were allocated as follows:

                           Advertising                                                  $24

                           Printing and mailing prospectuses, semi-annual                 2
                           reports and annual reports (other than to current
                           shareholders)

                           Seminars                                                       0

                           Compensation to Underwriters to partially                      0
                           offset other marketing expenses

                           Compensation to Dealers including                              6
                           finder's fees

                           Compensation to Sales Personnel                                0

                           Annual Report Total                                           32

        As required by Rule 12b-1, the Distribution Plan and related form of Shareholder Service Agreement were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Distribution Plan ("Non-Interested Trustees"). In approving the Distribution Plan in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and its respective shareholders.

        The Distribution Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Distribution Plan. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

        Unless the Distribution Plan is terminated earlier in accordance with its terms, the Distribution Plan continues as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Non-Interested Trustees.

        The Distribution Plan may be terminated by the vote of a majority of the Non-Interested Trustees, or by the majority of the outstanding voting securities.

        Any change in the Distribution Plan that would increase materially the distribution expenses paid by the Fund's shareholders requires shareholder approval; otherwise, it may be amended by the trustees, including a majority of the Non-Interested Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Distribution Plan is in effect, the selection or nomination of the Non-Interested Trustees is committed to the discretion of the Non-Interested Trustees.

THE DISTRIBUTION AGREEMENT

         The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with AIM Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and a wholly owned subsidiary of AIM, under which the Fund will issue shares at net asset value primarily to State Street Bank, as custodian for the Plans. The address of AIM Distributors is P.O. Box 4264, Houston, Texas 77210-4264. AIM Distributors acts as sponsor and principal underwriter of the Plans. AIM Distributors does not receive any fee from the Fund pursuant to the Distribution Agreement. The Distribution Agreement provides that AIM Distributors will pay promotional expenses, including the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature. AIM Distributors has not undertaken to sell any specified number of shares of the Fund. The Fund or AIM Distributors may terminate the Distribution Agreement on 60 days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment. Certain trustees and officers of the Fund are affiliated with AIM Distributors and AIM Management.

MISCELLANEOUS INFORMATION

SHAREHOLDER INQUIRIES

         Shareholder inquiries concerning the status of an account should be directed to A I M Fund Services, Inc. by calling (800) 995-4246.

LEGAL MATTERS

         The law firm of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Fund and passes upon legal matters for the Fund.

                              FINANCIAL STATEMENTS



                                       FS

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-97.27%

BANKS (MAJOR REGIONAL)-0.42%

FleetBoston Financial Corp.            400,000   $   14,175,000
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.86%

Bank of America Corp.                  590,000       28,910,000
---------------------------------------------------------------

BIOTECHNOLOGY-3.40%

Amgen Inc.(a)                          440,000       24,640,000
---------------------------------------------------------------
Chiron Corp.(a)                        400,000       18,100,000
---------------------------------------------------------------
Genzyme Corp.(a)                       500,000       24,406,250
---------------------------------------------------------------
Immunex Corp.(a)                       400,000       15,750,000
---------------------------------------------------------------
Invitrogen Corp.(a)                    100,000        6,237,500
---------------------------------------------------------------
PE Corp.-Celera Genomics Group(a)      300,000       24,750,000
---------------------------------------------------------------
                                                    113,883,750
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-13.28%

CIENA Corp.(a)                         230,000       28,433,750
---------------------------------------------------------------
COLT Telecom Group PLC (United
  Kingdom)(a)                          214,200        9,105,271
---------------------------------------------------------------
Corning Inc.                           200,000       39,500,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)                1,850,000      191,821,875
---------------------------------------------------------------
Juniper Networks, Inc.(a)              100,000       21,268,750
---------------------------------------------------------------
Motorola, Inc.                         200,000       23,812,500
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)              1,200,000       68,250,000
---------------------------------------------------------------
Scientific-Atlanta, Inc.               350,000       22,771,875
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Sweden)                450,000       39,796,875
---------------------------------------------------------------
                                                    444,760,896
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.19%

Dell Computer Corp.(a)                 350,000       17,543,750
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              243,000       22,340,812
---------------------------------------------------------------
                                                     39,884,562
---------------------------------------------------------------
COMPUTERS (NETWORKING)-6.32%
Cisco Systems, Inc.(a)               1,900,000      131,723,437
---------------------------------------------------------------
Exodus Communications, Inc.(a)         430,000       38,028,125
---------------------------------------------------------------
VeriSign, Inc.(a)                      300,000       41,812,500
---------------------------------------------------------------
                                                    211,564,062
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-3.10%

EMC Corp.(a)                           640,000       88,920,000
---------------------------------------------------------------
Network Appliance, Inc.(a)             200,000       14,787,500
---------------------------------------------------------------
                                                    103,707,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE &
  SERVICES)-15.38%

Adobe Systems, Inc.                    200,000   $   24,187,500
---------------------------------------------------------------
Allaire Corp.(a)                       150,000        8,259,375
---------------------------------------------------------------
BEA Systems, Inc.(a)                 1,400,000       67,550,000
---------------------------------------------------------------
BroadVision, Inc.(a)                   300,000       13,181,250
---------------------------------------------------------------
Computer Associates International,
  Inc.                                 690,000       38,510,625
---------------------------------------------------------------
eBay, Inc.(a)                          140,000       22,286,250
---------------------------------------------------------------
InfoSpace.com, Inc.(a)                 400,000       28,725,000
---------------------------------------------------------------
Inktomi Corp.(a)                       300,000       46,181,250
---------------------------------------------------------------
Intuit Inc.(a)                         450,000       16,171,875
---------------------------------------------------------------
Microsoft Corp.(a)                     670,000       46,732,500
---------------------------------------------------------------
Oracle Corp.(a)                      1,170,000       93,526,875
---------------------------------------------------------------
Siebel Systems, Inc.(a)                110,000       13,516,250
---------------------------------------------------------------
VERITAS Software Corp.(a)              525,000       56,314,453
---------------------------------------------------------------
WatchGuard Technologies, Inc.(a)       100,000        4,818,750
---------------------------------------------------------------
Yahoo! Inc.(a)                         270,000       35,167,500
---------------------------------------------------------------
                                                    515,129,453
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.86%

McKesson HBOC, Inc.                  1,710,000       28,856,250
---------------------------------------------------------------
ELECTRIC COMPANIES-1.16%
Niagara Mohawk Holdings Inc.(a)      1,435,000       19,910,625
---------------------------------------------------------------
Texas Utilities Co.                    560,000       18,865,000
---------------------------------------------------------------
                                                     38,775,625
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.32%

EchoStar Communications Corp.(a)       285,000       18,150,937
---------------------------------------------------------------
General Electric Co.                   150,000       23,587,500
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR
  (Netherlands)                        804,000       35,878,500
---------------------------------------------------------------
                                                     77,616,937
---------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.64%

Kycocera Corp.-ADR (Japan)             130,000       21,588,125
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-1.29%

General Motors Corp.-Class H(a)        450,000       43,340,625
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
ELECTRONICS
  (INSTRUMENTATION)-1.61%

Alpha Industries, Inc.(a)              460,000   $   23,920,000
---------------------------------------------------------------
PE Corp-PE Biosystems Group            500,000       30,000,000
---------------------------------------------------------------
                                                     53,920,000
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-6.82%

Advanced Micro Devices, Inc.(a)        200,000       17,550,000
---------------------------------------------------------------
Analog Devices, Inc.(a)                200,000       15,362,500
---------------------------------------------------------------
Broadcom Corp.-Class A(a)              200,000       34,475,000
---------------------------------------------------------------
Maxim Integrated Products, Inc.(a)     200,000       12,962,500
---------------------------------------------------------------
Microchip Technology, Inc.(a)          180,000       11,171,250
---------------------------------------------------------------
PMC-Sierra, Inc. (Canada)(a)           400,000       76,750,000
---------------------------------------------------------------
SDL, Inc.(a)                           100,000       19,500,000
---------------------------------------------------------------
Texas Instruments Inc.                 250,000       40,718,750
---------------------------------------------------------------
                                                    228,490,000
---------------------------------------------------------------

ENTERTAINMENT-0.65%

Walt Disney Co. (The)                  500,000       21,656,250
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.73%

American Express Co.                    44,000        6,602,750
---------------------------------------------------------------
Citigroup Inc.                         575,000       34,176,562
---------------------------------------------------------------
Freddie Mac                            480,000       22,050,000
---------------------------------------------------------------
MGIC Investment Corp.                  600,000       28,687,500
---------------------------------------------------------------
                                                     91,516,812
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-0.43%

Warner-Lambert Co.                     125,000       14,226,562
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.38%

Genetech, Inc.(a)                      110,000       12,870,000
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.70%

Health Management Associates,
  Inc.-Class A(a)                    3,564,000       56,801,250
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.41%

Manor Care, Inc.(a)                  1,146,300       13,683,956
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-1.62%

Oxford Health Plans, Inc.(a)           470,000        8,930,000
---------------------------------------------------------------
UnitedHealth Group Inc.                680,000       45,347,500
---------------------------------------------------------------
                                                     54,277,500
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.64%

Beckman Coulter, Inc.                  330,000       21,388,125
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.50%

AXA Financial, Inc.                    508,000       16,573,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
INSURANCE (MULTI-LINE)-0.86%

American International Group, Inc.     261,937   $   28,731,215
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.78%

XL Capital Ltd.-Class A                550,000       26,193,750
---------------------------------------------------------------

INSURANCE BROKERS-1.04%

Aon Corp.                            1,285,000       34,775,312
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.71%

Morgan Stanley Dean Witter & Co.       308,000       23,639,000
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.95%

Mattel, Inc.                         2,590,000       31,727,500
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.94%

Parker-Hannifin Corp.                  678,000       31,527,000
---------------------------------------------------------------

NATURAL GAS-0.81%

Dynegy Inc.-Class A                    415,000       27,156,563
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-4.71%

BJ Services Co.(a)                     400,000       28,100,000
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.        470,000       18,946,875
---------------------------------------------------------------
ENSCO International Inc.               730,000       24,226,875
---------------------------------------------------------------
Schlumberger Ltd.                      439,000       33,610,938
---------------------------------------------------------------
Transocean Sedco Forex Inc.          1,125,336       52,890,792
---------------------------------------------------------------
                                                    157,775,480
---------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.48%

BP Amoco PLC-ADR (United Kingdom)      232,880       11,876,880
---------------------------------------------------------------
USX-Marathon Group                     175,500        4,091,344
---------------------------------------------------------------
                                                     15,968,224
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.75%

Georgia-Pacific Group                  380,000       13,965,000
---------------------------------------------------------------
International Paper Co.                305,000       11,208,750
---------------------------------------------------------------
                                                     25,173,750
---------------------------------------------------------------

RAILROADS-2.36%

Kansas City Southern Industries,
  Inc.                               1,100,000       79,062,500
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-0.49%

Starwood Hotels & Resorts
  Worldwide, Inc.                      575,000       16,351,563
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.21%

Best Buy Co., Inc.(a)                  500,000       40,375,000
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.60%

Federated Department Stores,
  Inc.(a)                              590,000       20,060,000
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-2.07%

Albertson's, Inc.                    1,070,000       34,841,875
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RETAIL (FOOD CHAINS)-(CONTINUED)

Kroger Co. (The)(a)                  1,856,000   $   34,452,000
---------------------------------------------------------------
                                                     69,293,875
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.89%

Target Corp.                           200,000       13,312,500
---------------------------------------------------------------
Wal-Mart Stores, Inc.                  300,000       16,612,500
---------------------------------------------------------------
                                                     29,925,000
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.41%

Omnicom Group, Inc.                    150,000       13,659,375
---------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-1.51%

Ariba, Inc.(a)                         440,000       32,642,500
---------------------------------------------------------------
IMS Health, Inc.                     1,040,000       17,745,000
---------------------------------------------------------------
                                                     50,387,500
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-2.13%

Brocade Communications Systems,
  Inc.(a)                              450,000       55,800,000
---------------------------------------------------------------
SunGard Data Systems, Inc.(a)          450,000       15,553,125
---------------------------------------------------------------
                                                     71,353,125
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.40%

Equifax, Inc.                          500,000       12,218,750
---------------------------------------------------------------
First Data Corp.                       712,000       34,665,500
---------------------------------------------------------------
                                                     46,884,250
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.30%

Phone.com, Inc.(a)                     150,000       12,600,000
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      625,000       31,054,688
---------------------------------------------------------------
                                                     43,654,688
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
TELECOMMUNICATIONS (LONG
  DISTANCE)-0.54%

KPNQwest N.V. (Netherlands)(a)         150,000   $    6,037,500
---------------------------------------------------------------
WinStar Communications, Inc.(a)        300,000       11,962,500
---------------------------------------------------------------
                                                     18,000,000
---------------------------------------------------------------

TELEPHONE-1.74%

Allegiance Telecom, Inc.(a)             32,700        2,313,525
---------------------------------------------------------------
Bell Atlantic Corp.                    200,000       11,850,000
---------------------------------------------------------------
Qwest Communications
  International, Inc.(a)               650,000       28,193,750
---------------------------------------------------------------
US West, Inc.                          225,000       16,017,188
---------------------------------------------------------------
                                                     58,374,463
---------------------------------------------------------------

WASTE MANAGEMENT-0.88%

Waste Management, Inc.               1,861,000       29,543,375
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $2,182,133,942)                             3,257,189,248
---------------------------------------------------------------

MONEY MARKET FUNDS-2.76%

STIC Liquid Assets Portfolio(b)     46,251,612       46,251,612
---------------------------------------------------------------
STIC Prime Portfolio(b)             46,251,612       46,251,612
---------------------------------------------------------------
    Total Money Market Funds (Cost
      $92,503,224)                                   92,503,224
---------------------------------------------------------------

TOTAL INVESTMENTS-100.03% (Cost
  $2,274,637,166)                                 3,349,692,472
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.03%)                                       (997,083)
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,348,695,389
---------------------------------------------------------------

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,274,637,166)                              $3,349,692,472
-------------------------------------------------------------
Receivables for:
  Investments sold                                  5,643,231
-------------------------------------------------------------
  Capital stock sold                                  125,523
-------------------------------------------------------------
  Dividends and interest                            1,457,367
-------------------------------------------------------------
Investment for deferred compensation plan              57,806
-------------------------------------------------------------
Other assets                                           24,851
-------------------------------------------------------------
    Total assets                                3,357,001,250
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                             5,909,647
-------------------------------------------------------------
  Capital stock reacquired                            466,879
-------------------------------------------------------------
  Deferred compensation                                57,806
-------------------------------------------------------------
Accrued advisory fees                               1,713,684
-------------------------------------------------------------
Accrued administrative services fees                   15,907
-------------------------------------------------------------
Accrued distribution fees-Class II                      1,400
-------------------------------------------------------------
Accrued transfer agent fees                            73,830
-------------------------------------------------------------
Accrued operating expenses                             66,708
-------------------------------------------------------------
    Total liabilities                               8,305,861
-------------------------------------------------------------
Net assets applicable to shares outstanding    $3,348,695,389
=============================================================

NET ASSETS:

Class I                                        $3,342,378,937
=============================================================
Class II                                       $    6,316,452
=============================================================
Capital stock, $0.01 par value per share:
Class I:
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                     149,175,952
-------------------------------------------------------------
Class II:
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                         283,803
-------------------------------------------------------------
Class I
  Net asset value price per share              $        22.41
=============================================================
Class II
  Net asset value price per share              $        22.26
=============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $126,974 foreign withholding
  tax)                                          $  9,983,272
------------------------------------------------------------
Interest                                              40,611
------------------------------------------------------------
    Total investment income                       10,023,883
------------------------------------------------------------

EXPENSES:

Advisory fees                                     10,443,626
------------------------------------------------------------
Administrative services fees                         100,896
------------------------------------------------------------
Custodian fees                                        87,506
------------------------------------------------------------
Distribution fees-Class II                             1,813
------------------------------------------------------------
Transfer agent fees                                  152,256
------------------------------------------------------------
Directors' fees                                        8,380
------------------------------------------------------------
Other                                                180,477
------------------------------------------------------------
    Total expenses                                10,974,954
------------------------------------------------------------
Less: Expenses paid indirectly                       (12,043)
------------------------------------------------------------
    Expenses reimbursed                              (49,427)
------------------------------------------------------------
    Net expenses                                  10,913,484
------------------------------------------------------------
Net investment income (loss)                        (889,601)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          597,483,047
------------------------------------------------------------
  Foreign currencies                                  69,511
------------------------------------------------------------
  Option contracts written                           262,376
------------------------------------------------------------
                                                 597,814,934
------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                          157,740,161
------------------------------------------------------------
  Foreign currencies                                    (780)
------------------------------------------------------------
                                                 157,739,381
------------------------------------------------------------
Net gain from investment securities and
  foreign currencies                             755,554,315
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $754,664,714
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 1999 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $     (889,601)   $     (139,035)
-----------------------------------------------------------   --------------    --------------
  Net realized gain from investment securities foreign
    currencies and options contracts                             597,814,934       418,534,180
-----------------------------------------------------------   --------------    --------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            157,739,381       367,176,021
-----------------------------------------------------------   --------------    --------------
       Net increase in net assets resulting from operations      754,664,714       785,571,166
-----------------------------------------------------------   --------------    --------------
Distributions to shareholders from net investment
  income-Class I                                                    --              (4,242,441)
-----------------------------------------------------------   --------------    --------------
Distributions to shareholders from net realized gains:
-----------------------------------------------------------   --------------    --------------
  Class I                                                       (413,691,755)     (112,082,098)
-----------------------------------------------------------   --------------    --------------
  Class II                                                          (242,396)         --
-----------------------------------------------------------   --------------    --------------
Share transactions-net:
-----------------------------------------------------------   --------------    --------------
  Class I                                                        377,748,329       124,655,784
-----------------------------------------------------------   --------------    --------------
  Class II                                                         5,601,488           680,370
-----------------------------------------------------------   --------------    --------------
       Net increase in net assets                                724,080,380       794,582,781
-----------------------------------------------------------   --------------    --------------

NET ASSETS:

  Beginning of period                                          2,624,615,009     1,830,032,228
-----------------------------------------------------------   --------------    --------------
  End of period                                               $3,348,695,389    $2,624,615,009
===========================================================   ==============    ==============

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,673,670,573    $1,290,320,756
-----------------------------------------------------------   --------------    --------------
  Undistributed net investment income (loss)                        (983,895)          (94,294)
-----------------------------------------------------------   --------------    --------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts          600,954,185       417,073,402
-----------------------------------------------------------   --------------    --------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                         1,075,054,526       917,315,145
-----------------------------------------------------------   --------------    --------------
                                                              $3,348,695,389    $2,624,615,009
===========================================================   ==============    ==============

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund consists of two classes of shares: Class I shares and Class II shares. Class II shares commenced sales on July 19, 1999. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions -Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

  A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

H. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, plus 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has contractually agreed to limit the Class II expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) to the maximum annual rate of 1.50% of the average daily net assets of the Fund's Class II shares. During the six months ended April 30, 2000, AIM reimbursed expenses of $49,427.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $100,896 for such services.
  Effective March 13, 2000, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund.
  The Fund has entered into a Distribution Agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class II shares (the "Distribution Plan"). The Fund, pursuant to the Distribution Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class II shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of Class II shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class II shares of the Fund. Any amounts not paid as a service fee under the Distribution Plan would constitute an asset-based sales charge. The Distribution Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Class II shares. During the six months ended April 30, 2000, the Class II shares paid AIM Distributors $1,813 as compensation under the Plan.
  During the six months ended April 30, 2000, the Fund paid legal fees of $3,049 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.
  Substantially all shares of the Fund are held of record by State Street Bank and Trust Company as custodian for AIM Summit Investors Plans I and II, unit investments trusts that are sponsored by AIM Distributors.
  Certain officers and directors of the Fund are officers of AIM and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in custodian fees of $12,043 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $12,043 during the six months ended April 30, 2000.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $1,874,305,552 and $1,917,740,975, respectively.

  The amount of unrealized appreciation of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $1,079,423,416
------------------------------------------------------------  --------------
Aggregate unrealized (depreciation) of investment securities      (9,176,181)
------------------------------------------------------------  --------------
Net unrealized appreciation of investment securities          $1,070,247,235
============================================================  ==============

Cost of investments for tax purposes is $2,279,445,237.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2000 are summarized as follows:

                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF   PREMIUMS
                                                              CONTRACTS   RECEIVED
                                                              ---------   ---------
Beginning of period                                                --     $      --
----------------------------------------------------          -------     ---------
Written                                                         1,300       577,573
----------------------------------------------------          -------     ---------
Closed                                                         (1,300)     (577,573)
----------------------------------------------------          -------     ---------
End of period                                                      --            --
====================================================          =======     =========

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                     APRIL 30, 2000              OCTOBER 31, 1999
                                                               --------------------------   --------------------------
                                                                 SHARES         AMOUNT        SHARES         AMOUNT
                                                               -----------   ------------   -----------   ------------
Sold:
  Class I                                                       12,595,886   $272,947,905    13,483,892   $237,827,156
-------------------------------------------------------        -----------   ------------   -----------   ------------
  Class II*                                                        255,089      5,773,271        36,977        708,414
-------------------------------------------------------        -----------   ------------   -----------   ------------
Issued as reinvestment of dividends:
  Class I                                                       19,231,825    383,484,063     7,006,133    112,308,495
-------------------------------------------------------        -----------   ------------   -----------   ------------
  Class II*                                                         12,205        242,395            --             --
-------------------------------------------------------        -----------   ------------   -----------   ------------
Reacquired:
  Class I                                                      (12,770,259)  (278,683,639)  (12,707,834)  (225,479,867)
-------------------------------------------------------        -----------   ------------   -----------   ------------
  Class II*                                                        (18,995)      (414,178)       (1,473)       (28,044)
-------------------------------------------------------        -----------   ------------   -----------   ------------
                                                                19,305,751   $383,349,817     7,817,695   $125,336,154
=======================================================        ===========   ============   ===========   ============

*  Class II shares commenced sales on July 19, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                           CLASS I                                   CLASS II
                                        --------------------------------------------------------------------------  ----------
                                        SIX MONTHS                                                                  SIX MONTHS
                                           ENDED                           YEAR ENDED OCTOBER 31,                     ENDED
                                         APRIL 30,     -----------------------------------------------------------  APRIL 30,
                                           2000           1999         1998        1997        1996        1995        2000
                                        -----------    ----------   ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period    $    20.17     $    14.96   $    15.15  $    12.99  $    12.14  $     9.78  $   20.12
--------------------------------------  ----------     ----------   ----------  ----------  ----------  ----------  ---------
Income from investment operations:
  Net investment income (loss)               (0.01)            --         0.03        0.02        0.04        0.04      (0.05)
--------------------------------------  ----------     ----------   ----------  ----------  ----------  ----------  ---------
  Net gains (losses) on securities
    (both realized and unrealized)            5.42           6.16         1.23        3.34        1.69        2.81       5.36
--------------------------------------  ----------     ----------   ----------  ----------  ----------  ----------  ---------
    Total from investment operations          5.41           6.16         1.26        3.36        1.73        2.85       5.31
--------------------------------------  ----------     ----------   ----------  ----------  ----------  ----------  ---------
Less distributions:
  Dividends from net investment income          --          (0.04)       (0.02)      (0.03)      (0.03)      (0.10)        --
--------------------------------------  ----------     ----------   ----------  ----------  ----------  ----------  ---------
  Distributions from net realized
    gains                                    (3.17)         (0.91)       (1.43)      (1.17)      (0.85)      (0.39)     (3.17)
--------------------------------------  ----------     ----------   ----------  ----------  ----------  ----------  ---------
    Total distributions                      (3.17)         (0.95)       (1.45)      (1.20)      (0.88)      (0.49)     (3.17)
--------------------------------------  ----------     ----------   ----------  ----------  ----------  ----------  ---------
Net asset value, end of period          $    22.41     $    20.17   $    14.96  $    15.15  $    12.99  $    12.14  $   22.26
--------------------------------------  ----------     ----------   ----------  ----------  ----------  ----------  ---------
Total return(a)                              28.76%         42.79%        9.49%      28.53%      15.61%      31.03%     28.29%
--------------------------------------  ----------     ----------   ----------  ----------  ----------  ----------  ---------
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $3,342,379     $2,623,901   $1,830,032  $1,650,234  $1,261,008  $1,050,011  $   6,316
--------------------------------------  ----------     ----------   ----------  ----------  ----------  ----------  ---------
Ratio of expenses to average net
  assets:                                     0.66%(b)       0.67%        0.67%       0.68%       0.70%       0.71%      1.50%(b)(c)
--------------------------------------  ----------     ----------   ----------  ----------  ----------  ----------  ---------
Ratio of net investment income (loss)
  to average net assets                      (0.05)%(b)     (0.01)%       0.23%       0.11%       0.29%       0.33%     (0.89)%(b)
--------------------------------------  ----------     ----------   ----------  ----------  ----------  ----------  ---------
Portfolio turnover rate                         60%            92%          83%         88%        118%        126%        60%
======================================  ==========     ==========   ==========  ==========  ==========  ==========  =========

                                          CLASS II
                                        -------------
                                        JULY 19, 1999
                                         (DATE SALES
                                        COMMENCED) TO
                                         OCTOBER 31,
                                            1999
                                        -------------
Net asset value, beginning of period       $20.68
--------------------------------------     ------
Income from investment operations:
  Net investment income (loss)                 --
--------------------------------------     ------
  Net gains (losses) on securities
    (both realized and unrealized)          (0.56)
--------------------------------------     ------
    Total from investment operations        (0.56)
--------------------------------------     ------
Less distributions:
  Dividends from net investment income         --
--------------------------------------     ------
  Distributions from net realized
    gains                                      --
--------------------------------------     ------
    Total distributions                        --
--------------------------------------     ------
Net asset value, end of period             $20.12
--------------------------------------     ------
Total return(a)                             (2.71)%
--------------------------------------     ------
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                 $  714
--------------------------------------     ------
Ratio of expenses to average net
  assets:                                    1.46%(d)
--------------------------------------     ------
Ratio of net investment income (loss)
  to average net assets                     (0.80)%(d)
--------------------------------------     ------
Portfolio turnover rate                        92%
======================================     ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $3,318,470,172 and $3,300,653 for Class I and Class II, respectively.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursement was 4.51% (annualized).
(d) Annualized.

NOTE 10-SUBSEQUENT EVENTS

At a Special Meeting of shareholders on Wednesday, May 3, 2000, the following proposals were passed to be effective at the end of July 2000 or soon thereafter.

(a) Approval of the adoption of a Distribution Plan for the Class I shares of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.
(b) Approval of a Plan of Recapitalization pursuant to which the Charter of the fund will be amended to reclassify the Class II shares of the fund as Class I shares of the fund.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Summit Fund, Inc:

                       We have audited the accompanying statement of assets and liabilities of the AIM Summit Fund, Inc., including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Summit Fund, Inc. as of October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                       /s/ KPMG LLP
                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-96.11%

AUTO PARTS & EQUIPMENT-0.13%

SPX Corp.(a)                            40,000   $    3,390,000
---------------------------------------------------------------

AUTOMOBILES-0.99%

Ford Motor Co.                         225,000       12,346,875
---------------------------------------------------------------
Porsche A.G., Pfd. (Germany)             5,000       13,624,047
---------------------------------------------------------------
                                                     25,970,922
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.80%

Fleet Boston Corp.                     400,000       17,450,000
---------------------------------------------------------------
Northern Trust Corp.                    36,000        3,476,250
---------------------------------------------------------------
                                                     20,926,250
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.44%

Chase Manhattan Corp. (The)            133,500       11,664,562
---------------------------------------------------------------

BIOTECHNOLOGY-2.39%

Amgen, Inc.(a)                         220,000       17,545,000
---------------------------------------------------------------
Biogen, Inc.(a)                        350,000       25,943,750
---------------------------------------------------------------
Celera Genomics(a)                       5,950          232,794
---------------------------------------------------------------
Genzyme Corp.(a)                       500,000       19,125,000
---------------------------------------------------------------
                                                     62,846,544
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.84%

AT&T Corp.-Liberty Media
  Group-Class A(a)                     250,000        9,921,875
---------------------------------------------------------------
Comcast Corp.-Class A                  200,000        8,425,000
---------------------------------------------------------------
USA Networks, Inc.(a)                   80,500        3,627,531
---------------------------------------------------------------
                                                     21,974,406
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-11.99%

General Instrument Corp.(a)            250,000       13,453,125
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  660,000      110,137,500
---------------------------------------------------------------
Lucent Technologies Inc.               500,000       32,125,000
---------------------------------------------------------------
Motorola, Inc.                         700,000       68,206,250
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)                400,000       46,225,000
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Sweden)                600,000       25,650,000
---------------------------------------------------------------
Tellabs, Inc.(a)                       300,000       18,975,000
---------------------------------------------------------------
                                                    314,771,875
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.39%

International Business Machines
  Corp.                                475,000       46,728,125
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              150,000       15,871,875
---------------------------------------------------------------
                                                     62,600,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

COMPUTERS (NETWORKING)-4.67%

Cisco Systems, Inc.(a)               1,200,000   $   88,800,000
---------------------------------------------------------------
Exodus Communications, Inc.(a)         250,000       21,500,000
---------------------------------------------------------------
VeriSign, Inc.(a)                      100,000       12,350,000
---------------------------------------------------------------
                                                    122,650,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-3.68%

Adaptec, Inc.(a)                       527,000       23,715,000
---------------------------------------------------------------
EMC Corp.(a)                         1,000,000       73,000,000
---------------------------------------------------------------
                                                     96,715,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-17.42%

America Online, Inc.(a)                860,000      111,531,250
---------------------------------------------------------------
Computer Associates
  International, Inc.                  540,000       30,510,000
---------------------------------------------------------------
eBay, Inc.(a)                          250,000       33,781,250
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)       300,000       12,093,750
---------------------------------------------------------------
Inktomi Corp.(a)                       330,000       33,474,375
---------------------------------------------------------------
Intuit, Inc.(a)                        600,000       17,475,000
---------------------------------------------------------------
Lycos, Inc.(a)                         430,000       23,005,000
---------------------------------------------------------------
Microsoft Corp.(a)                   1,040,000       96,265,000
---------------------------------------------------------------
RealNetworks, Inc.(a)                  200,000       21,937,500
---------------------------------------------------------------
Unisys Corp.(a)                        450,000       10,912,500
---------------------------------------------------------------
VERITAS Software Corp.(a)              200,000       21,575,000
---------------------------------------------------------------
Yahoo! Inc.(a)                         250,000       44,765,625
---------------------------------------------------------------
                                                    457,326,250
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.54%

McKesson HBOC, Inc.                    710,000       14,244,375
---------------------------------------------------------------

ELECTRIC COMPANIES-2.05%

Illinova Corp.                         415,000       13,202,187
---------------------------------------------------------------
Niagara Mohawk Holdings, Inc.(a)     1,185,000       18,811,875
---------------------------------------------------------------
Texas Utilities Co.                    560,000       21,700,000
---------------------------------------------------------------
                                                     53,714,062
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.80%

American Power Conversion
  Corp.(a)                             200,000        4,487,500
---------------------------------------------------------------
General Electric Co.                   150,000       20,334,375
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR
  (Netherlands)                        178,000       18,500,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

ELECTRICAL EQUIPMENT-(CONTINUED)

Sanmina Corp.(a)                        45,000   $    4,052,812
---------------------------------------------------------------
                                                     47,375,562
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.70%

Alpha Industries, Inc.(a)              100,000        5,525,000
---------------------------------------------------------------
PE Corp-PE Biosystems Group             23,800        1,544,025
---------------------------------------------------------------
Waters Corp.(a)                        212,000       11,262,500
---------------------------------------------------------------
                                                     18,331,525
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-6.36%

Analog Devices, Inc.(a)                150,000        7,968,750
---------------------------------------------------------------
Broadcom Corp.-Class A(a)              380,000       48,568,750
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                              157,000       12,393,187
---------------------------------------------------------------
Microchip Technology, Inc.(a)          134,300        8,947,737
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    600,000       56,550,000
---------------------------------------------------------------
Texas Instruments, Inc.                260,000       23,335,000
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         200,000        9,175,000
---------------------------------------------------------------
                                                    166,938,424
---------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.30%

McDermott International, Inc.          435,000        7,884,375
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.14%

KLA-Tencor Corp.(a)                     45,000        3,563,437
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-3.54%

American Express Co.                    44,000        6,776,000
---------------------------------------------------------------
Associates First Capital
  Corp.-Class A                        117,938        4,304,737
---------------------------------------------------------------
Citigroup, Inc.                        510,000       27,603,750
---------------------------------------------------------------
Fannie Mae                             104,600        7,400,450
---------------------------------------------------------------
Freddie Mac                            280,000       15,137,500
---------------------------------------------------------------
MGIC Investment Corp.                  530,000       31,667,500
---------------------------------------------------------------
                                                     92,889,937
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-0.20%

Abbott Laboratories                    127,000        5,127,625
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.24%

Watson Pharmaceuticals, Inc.(a)        200,000        6,350,000
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.90%

Lilly (Eli) & Co.                       76,800        5,289,600
---------------------------------------------------------------
Pfizer, Inc.                           270,000       10,665,000
---------------------------------------------------------------
Schering-Plough Corp.                  155,200        7,682,400
---------------------------------------------------------------
                                                     23,637,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.03%

Health Management Associates,
  Inc.-Class A(a)                    3,060,000   $   27,157,500
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.47%

Manor Care, Inc.(a)                    780,000       12,285,000
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-1.04%

United Healthcare Corp.                530,000       27,394,375
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.74%

Beckman Coulter, Inc.                  330,000       15,180,000
---------------------------------------------------------------
Guidant Corp.                          620,000       30,612,500
---------------------------------------------------------------
                                                     45,792,500
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.93%

AXA Financial, Inc.                    508,000       16,287,750
---------------------------------------------------------------
UnumProvident Corp.                    250,000        8,234,375
---------------------------------------------------------------
                                                     24,522,125
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.03%

American International Group,
  Inc.                                 261,937       26,963,140
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.48%

XL Capital Ltd.-Class A                235,000       12,616,562
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-1.74%

Lehman Brothers Holdings, Inc.          40,000        2,947,500
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       154,000       16,988,125
---------------------------------------------------------------
Schwab (Charles) Corp. (The)           660,000       25,698,750
---------------------------------------------------------------
                                                     45,634,375
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.78%

Mattel, Inc.                         1,540,000       20,597,500
---------------------------------------------------------------

LODGING-HOTELS-0.46%

Carnival Corp.                         272,000       12,104,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.64%

Tyco International Ltd.                200,000        7,987,500
---------------------------------------------------------------
United Technologies Corp.              145,000        8,772,500
---------------------------------------------------------------
                                                     16,760,000
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.61%

Parker Hannifin Corp.                  350,000       16,034,375
---------------------------------------------------------------

NATURAL GAS-0.47%

Coastal Corp. (The)                    293,600       12,367,900
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-2.06%

Diamond Offshore Drilling, Inc.        380,000       12,065,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

ENSCO International, Inc.              580,000   $   11,237,500
---------------------------------------------------------------
Schlumberger Ltd.                      260,000       15,746,250
---------------------------------------------------------------
Transocean Offshore, Inc.              555,000       15,089,063
---------------------------------------------------------------
                                                     54,137,813
---------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.70%

Atlantic Richfield Co.                 142,000       13,232,625
---------------------------------------------------------------
USX-Marathon Group                     175,500        5,111,438
---------------------------------------------------------------
                                                     18,344,063
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-1.12%

Georgia Pacific Group                  380,000       15,081,250
---------------------------------------------------------------
International Paper Co.                270,000       14,208,750
---------------------------------------------------------------
                                                     29,290,000
---------------------------------------------------------------

PUBLISHING-0.68%

Dow Jones & Co., Inc.                  194,000       11,931,000
---------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)            60,000        3,577,500
---------------------------------------------------------------
Reader's Digest Association,
  Inc.-Class A                          75,000        2,418,750
---------------------------------------------------------------
                                                     17,927,250
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-0.50%

Starwood Hotels & Resorts
  Worldwide, Inc.                      575,000       13,189,063
---------------------------------------------------------------

RESTAURANTS-0.10%

Tricon Global Restaurants,
  Inc.(a)                               65,000        2,612,188
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.58%

Home Depot, Inc. (The)                 200,000       15,100,000
---------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-1.45%

Best Buy Co., Inc.(a)                  544,800       30,270,450
---------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                                180,000        7,683,750
---------------------------------------------------------------
                                                     37,954,200
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.38%

Federated Department Stores,
  Inc.(a)                              440,000       18,782,500
---------------------------------------------------------------
Kohl's Corp.(a)                        100,000        7,481,250
---------------------------------------------------------------
Saks, Inc.(a)                          575,000        9,882,813
---------------------------------------------------------------
                                                     36,146,563
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.18%

Family Dollar Stores, Inc.             225,000        4,640,625
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.44%

Kroger Co. (The)(a)                    551,000       11,467,688
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-1.58%

Dayton Hudson Corp.                    289,000       18,676,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

RETAIL (GENERAL MERCHANDISE)-(CONTINUED)

Wal-Mart Stores, Inc.                  400,000   $   22,675,000
---------------------------------------------------------------
                                                     41,351,625
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.44%

Bed Bath & Beyond, Inc.(a)             225,000        7,495,313
---------------------------------------------------------------
Linens 'n Things, Inc.(a)              100,000        3,975,000
---------------------------------------------------------------
                                                     11,470,313
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.15%

Abercrombie & Fitch Co.-Class
  A(a)                                  86,000        2,343,500
---------------------------------------------------------------
American Eagle Outfitters,
  Inc.(a)                              275,000       11,773,438
---------------------------------------------------------------
Gap, Inc. (The)                        150,000        5,568,750
---------------------------------------------------------------
Intimate Brands, Inc.                   81,270        3,332,070
---------------------------------------------------------------
Talbots, Inc. (The)                    150,000        7,059,375
---------------------------------------------------------------
                                                     30,077,133
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.99%

Omnicom Group, Inc.                    150,000       13,200,000
---------------------------------------------------------------
Outdoor Systems, Inc.(a)               300,000       12,712,500
---------------------------------------------------------------
                                                     25,912,500
---------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.45%

Cintas Corp.                           123,700        7,452,925
---------------------------------------------------------------
Gartner Group, Inc.-Class B(a)           7,812           73,238
---------------------------------------------------------------
IMS Health, Inc.                        60,000        1,740,000
---------------------------------------------------------------
Viad Corp.                             100,000        2,456,250
---------------------------------------------------------------
                                                     11,722,413
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.13%

Brocade Communications Systems,
  Inc.(a)                              110,000       29,590,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.66%

Concord EFS, Inc.(a)                   450,000       12,178,125
---------------------------------------------------------------
First Data Corp.                       480,000       21,930,000
---------------------------------------------------------------
National Data Corp.                     80,000        1,920,000
---------------------------------------------------------------
Paychex, Inc.                          192,037        7,561,457
---------------------------------------------------------------
                                                     43,589,582
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.81%

Western Wireless Corp.-Class A(a)      400,000       21,150,000
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.65%

AT&T Corp.                             355,000       16,596,250
---------------------------------------------------------------
Global TeleSystems Group, Inc.(a)      700,000       16,756,250
---------------------------------------------------------------
MCI WorldCom, Inc.(a)                  422,926       36,292,337
---------------------------------------------------------------
                                                     69,644,837
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

TELEPHONE-1.59%

Bell Atlantic Corp.                    200,000   $   12,987,500
---------------------------------------------------------------
Qwest Communications
  International, Inc.(a)               800,000       28,800,000
---------------------------------------------------------------
                                                     41,787,500
---------------------------------------------------------------

WASTE MANAGEMENT-0.54%

Waste Management, Inc.                 778,000       14,295,750
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $1,615,087,599)                             2,522,522,589
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT

CONVERTIBLE BONDS & NOTES-0.87%

COMPUTERS (PERIPHERALS)-0.36%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02                  $ 1,450,000        9,348,875
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.51%

Level 3 Communications Inc.,
  Conv. Bonds, 6.00%, 09/15/09     $11,000,000   $   13,530,000
---------------------------------------------------------------
    Total Convertible Bonds &
      Notes (Cost $12,998,720)                       22,878,875
---------------------------------------------------------------

                                     SHARES

MONEY MARKET FUNDS-3.46%

STIC Liquid Assets Portfolio(b)     45,440,308       45,440,308
---------------------------------------------------------------
STIC Prime Portfolio(b)             45,440,308       45,440,308
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $90,880,616)                             90,880,616
---------------------------------------------------------------

TOTAL INVESTMENTS-100.44%                         2,636,282,080
---------------------------------------------------------------

LIABILITIES LESS OTHER
  ASSETS-(0.44%)                                    (11,667,071)
---------------------------------------------------------------

NET ASSETS-100.00%                               $2,624,615,009
===============================================================

                                         Abbreviations:

                                         ADR   - American Depositary Receipt
                                         Conv. - Convertible
                                         Pfd.  - Preferred
                                         Sub.  - Subordinated

                                         Notes to Schedule of Investment:

                                        (a)
                                            Non-income producing security.
                                        (b)
                                            The security shares the same
                                            investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999


ASSETS:

Investments, at market value (cost
  $1,718,966,935)                              $2,636,282,080
-------------------------------------------------------------
Receivables for:
  Capital stock sold                                   99,498
-------------------------------------------------------------
  Dividends and interest                            1,053,988
-------------------------------------------------------------
Investment for deferred compensation plan              48,076
-------------------------------------------------------------
Other assets                                           12,253
-------------------------------------------------------------
    Total assets                                2,637,495,895
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            10,772,227
-------------------------------------------------------------
  Capital stock reacquired                            469,021
-------------------------------------------------------------
  Deferred compensation                                48,076
-------------------------------------------------------------
Accrued advisory fees                               1,342,674
-------------------------------------------------------------
Accrued administrative services fees                   10,000
-------------------------------------------------------------
Accrued directors' fees                                 1,448
-------------------------------------------------------------
Accrued operating expenses                            237,440
-------------------------------------------------------------
    Total liabilities                              12,880,886
-------------------------------------------------------------
Net assets applicable to shares outstanding    $2,624,615,009
=============================================================

NET ASSETS:

Class I                                        $2,623,900,667
-------------------------------------------------------------
Class II                                       $      714,342
-------------------------------------------------------------

Capital stock, $0.01 par value per share:

Class I:
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                     130,118,500
=============================================================
Class II
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                          35,504
=============================================================
Class I
  Net asset value and redemption price per
    share                                      $        20.17
=============================================================
Class II
  Net asset value and redemption price per
    share                                      $        20.12
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999


INVESTMENT INCOME:

Dividends (net of $72,416 foreign withholding
  tax)                                          $ 10,836,685
------------------------------------------------------------
Interest                                           4,978,635
------------------------------------------------------------
    Total investment income                       15,815,320
------------------------------------------------------------

EXPENSES:

Advisory fees                                     15,096,393
------------------------------------------------------------
Administrative services fees                         114,068
------------------------------------------------------------
Custodian fees                                       231,799
------------------------------------------------------------
Directors' fees                                       22,879
------------------------------------------------------------
Transfer agent fees                                   49,863
------------------------------------------------------------
Other                                                467,498
------------------------------------------------------------
    Total expenses                                15,982,500
------------------------------------------------------------
Less: Expenses paid indirectly                       (28,145)
------------------------------------------------------------
    Net expenses                                  15,954,355
------------------------------------------------------------
Net investment income (loss)                        (139,035)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          418,809,758
------------------------------------------------------------
  Foreign currencies                                (275,578)
------------------------------------------------------------
                                                 418,534,180
============================================================

CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION) OF:

  Investment securities                          367,179,343
------------------------------------------------------------
  Foreign currencies                                  (3,322)
============================================================
                                                 367,176,021
============================================================
    Net gain from investment securities and
      foreign currencies                         785,710,201
============================================================
Net increase in net assets resulting from
  operations                                    $785,571,166
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:
  Net investment income (loss)                                $     (139,035)   $    4,083,684
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities foreign
    currencies, futures and options contracts                    418,534,180       123,367,355
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            367,176,021        30,378,725
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      785,571,166       157,829,764
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment
  income-Class I                                                  (4,242,441)       (1,659,397)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains-Class I   (112,082,098)     (156,547,424)
----------------------------------------------------------------------------------------------
Share transactions-net:
----------------------------------------------------------------------------------------------
  Class I                                                        124,655,784       180,175,249
----------------------------------------------------------------------------------------------
  Class II                                                           680,370                --
----------------------------------------------------------------------------------------------
       Net increase in net assets                                794,582,781       179,798,192
----------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          1,830,032,228     1,650,234,036
----------------------------------------------------------------------------------------------
  End of period                                               $2,624,615,009    $1,830,032,228
==============================================================================================

NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $1,290,320,756    $1,158,384,602
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (94,294)        4,164,155
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    417,073,402       117,344,347
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                           917,315,145       550,139,124
----------------------------------------------------------------------------------------------
                                                              $2,624,615,009    $1,830,032,228
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund consists of two classes of shares: Class I shares and Class II shares. Class II shares commenced sales on July 19, 1999. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $123,027, undistributed net realized gains decreased by $6,723,027 and paid-in capital increased by $6,600,000 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, plus 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Prior to June 30, 1999, AIM had a sub-advisory agreement with TradeStreet Investment Associates, ("TradeStreet").
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $114,068 for such services.
  The Fund has entered into a Distribution Agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class II shares (the "Distribution Plan"). The Fund , pursuant to the Distribution Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class II shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of Class II shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class II shares of the Fund. Any amounts not paid as a service fee under the Distribution Plan would constitute an asset-based sales charge. The Distribution Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Class II shares. During the period July 19, 1999 (date sales commenced) through October 31, 1999, the Class II shares paid AIM Distributors $195 as compensation under the Plans.
  During the year ended October 31, 1999, the Fund paid legal fees of $8,316 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.
  Substantially all shares of the Fund are held of record by State Street Bank and Trust Company as custodian for AIM Summit Investors Plans I and II, unit investments trusts that are sponsored by AIM Distributors. Certain officers and directors of the Fund are officers of AIM and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $28,145 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $28,145 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $2,104,224,796 and $2,129,918,843, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $973,683,957
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (65,121,247)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $908,562,710
=========================================================

* Cost of investments for tax purposes is $1,727,719,370.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                          1998
                                                              ---------------------------   ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   -------------   -----------   -------------
Sold:
  Class I                                                      13,483,892   $ 237,827,156    13,962,660   $ 208,683,626
-----------------------------------------------------------------------------------------------------------------------
  Class II*                                                        36,977         708,414            --              --
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class I                                                       7,006,133     112,308,495    11,672,671     154,897,796
-----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class I                                                     (12,707,834)   (225,479,867)  (12,194,909)   (183,406,173)
-----------------------------------------------------------------------------------------------------------------------
  Class II*                                                        (1,473)        (28,044)           --              --
-----------------------------------------------------------------------------------------------------------------------
                                                                7,817,695   $ 125,336,154    13,440,422   $ 180,175,249
=======================================================================================================================

* Class II shares commenced sales on July 19, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the five-year period ended October 31, 1999 for Class I shares and for the period July 19, 1999 (date sales commenced) through October 31, 1999 for Class II shares.

                                                                                                                      CLASS II
                                                                                                                    JULY 19, 1999
                                                                             CLASS I                                     TO
                                                 ----------------------------------------------------------------    OCTOBER 31,
                                                    1999           1998         1997         1996         1995          1999
                                                 ----------     ----------   ----------   ----------   ----------   -------------
Net asset value, beginning of period             $    14.96     $    15.15   $    12.99   $    12.14   $     9.78      $20.68
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
Income from investment operations:
  Net investment income                                  --           0.03         0.02         0.04         0.04          --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
  Net gains (losses) on securities (both
    realized and unrealized)                           6.16           1.23         3.34         1.69         2.81       (0.56)
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
    Total from investment operations                   6.16           1.26         3.36         1.73         2.85       (0.56)
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
Less distributions:
  Dividends from net investment income                (0.04)         (0.02)       (0.03)       (0.03)       (0.10)         --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
  Distributions from net realized gains               (0.91)         (1.43)       (1.17)       (0.85)       (0.39)         --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
    Total distributions                               (0.95)         (1.45)       (1.20)       (0.88)       (0.49)         --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
Net asset value, end of period                   $    20.17     $    14.96   $    15.15   $    12.99   $    12.14      $20.12
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Total return(a)                                       42.79%          9.49%       28.53%       15.61%       31.03%      (2.71)%
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $2,623,901     $1,830,032   $1,650,234   $1,261,008   $1,050,011      $  714
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Ratio of expenses to average net assets                0.67%(b)       0.67%        0.68%        0.70%        0.71%       1.46%(c)
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Ratio of net investment income (loss) to
  average net assets                                  (0.01)%(b)      0.23%        0.11%        0.29%        0.33%      (0.80)%(c)
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Portfolio turnover rate                                  92%            83%          88%         118%         126%         92%
===============================================  ==========     ==========   ==========   ==========   ==========      ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $2,381,357,904.
(c) Ratios are annualized and based on average net assets of $227,867.

                           PART C: OTHER INFORMATION


Item 23.      Exhibits

           a  (1)  -    (a) Articles of Incorporation, of the Registrant, as
                        filed with the State of Maryland on February 17, 1982, were filed as an Exhibit to Registrant's Pre-Effective
                        Amendment No. 1 on Form N-1A filed on September 30,
                        1982, and were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on
                        February 27, 1996.

                   - (b) Articles of Amendment to the Articles of Incorporation, as filed with the State of Maryland on September 16, 1982, were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed on September 30, 1982, and were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

                   - (c) Articles of Amendment to the Articles of Incorporation, as filed with the State of Maryland on September 30, 1982, were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

                   - (d) Articles of Amendment to the Articles of Incorporation, as filed with the State of Maryland on November 23, 1988, were filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed on September 12, 1988, and were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

                   - (e) Articles Supplementary to the Articles of Incorporation as filed with the State of Maryland on December 21, 1998, were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 22 on December 29, 1998.

                   - (f) Articles of Amendment to the Articles of Incorporation as filed with the State of Maryland on December 21, 1998, were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 22 on December 29, 1998.

                   - (g) Articles Supplementary to the Articles of Incorporation as filed with the State of Maryland on December 29, 1999.


              (2)  -    (a) Agreement and Declaration of Trust of Registrant
                        dated December 6, 1999, were filed electronically as an Exhibit to the Registrant's Post-Effective Amendment
                        No. 25 on April 27, 2000, and is incorporated by reference herein.

                        (b) Amendment No. 1, dated May 10, 2000 to the Agreement and Declaration of Trust of Registrant dated
                        December 6, 1999, is filed electronically herewith.


           b  (1)  -    (a) By-Laws of the Registrant were filed as an Exhibit
                        to Registrant's Pre-Effective Amendment No. 1 on Form
                        N-1A filed on September 30, 1982.

                   - (b) Amended By-Laws of the Registrant as adopted on February 18, 1987, were filed as an Exhibit to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed on April 28, 1989.

                   - (c) Amended By-Laws of the Registrant as adopted on May 24, 1988, were filed as an Exhibit to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed on April 28, 1989.

              (2)  -    (a) Amended and Restated By-Laws of the Registrant as
                        adopted on June 11, 1989, were filed as an Exhibit to Registrant's Post-Effective Amendment No. 11 on Form
                        N-1A filed on April 30, 1990, and were filed electronically as an Exhibit with the Registrant's
                        Post-Effective Amendment No. 19 on February 27, 1996.

                    - (b) First Amendment to the Amended and Restated By-Laws of the Registrant as adopted on May 3, 1991, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed on April 30, 1992, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

                   - (c) Second Amendment to the Amended and Restated By-Laws of the Registrant as adopted on March 14, 1995, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

               (3) - (a) Amended and Restated By-Laws of the Registrant as adopted on December 11, 1996, were filed electronically as an Exhibit with Registrant's Post-Effective Amendment No. 20 on February 24, 1997.

                   - (b) First Amendment dated June 9, 1999 to the Amended and Restated By-Laws of the Registrant as adopted on December 11, 1996.


               (4) - (a) By-Laws of the Registrant, dated December 6, 1999, were filed electronically as an Exhibit to the Registrant's Post-Effective Amendment No. 25 on
                        April 27, 2000, and is incorporated by reference herein.

                        (b) Amendment No. 1 to By-Laws, dated June 14, 2000 if filed herewith electronically


           c       -    Instruments Defining Rights of Security Holders - None.

           d   (1) -    Investment Advisory Agreement, dated October 5, 1988,
                        between Registrant and A I M Advisors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment
                        No. 13 on Form N-1A filed on April 30, 1992.

               (2) - Investment Advisory Agreement, dated October 18, 1993, between Registrant and A I M Advisors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed on December 29, 1993, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

               (3) - Master Investment Advisory Agreement, dated February 28, 1997, between Registrant and A I M Advisors, Inc., was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 21 on February 27, 1998, and is incorporated by reference herein.


               (4) - Form of Investment Advisory Agreement, between Registrant and A I M Advisors, Inc., was filed electronically as an Exhibit with Registrant's Post-Effective Amendment No. 25 on April 27, 2000, and is incorporated by reference herein.


               (5) - Sub-Advisory Agreement, dated October 5, 1988, between A I M Advisors, Inc. and NCNB Texas National Bank, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed on April 30, 1992.

               (6) - Sub-Advisory Agreement, dated October 18, 1993, between A I M Advisors, Inc. and NationsBank of Texas, N.A., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed on December 29, 1993, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

               (7) - Sub-Advisory Agreement, dated October 18, 1993, between A I M Advisors, Inc. and NationsBank of Texas, N.A., as assumed by TradeStreet Investment Associates, Inc., as of April 1, 1996.

              (8)  -    Assumption Agreement, dated April 1, 1996, between
                        A I M Advisors, Inc. and TradeStreet Investment
                        Associates, Inc., was filed electronically as an Exhibit with Registrant's Post-Effective Amendment No. 20, on
                        February 24, 1997.

              (9)  -    Sub-Advisory Agreement, dated February 28, 1997,
                        between A I M Advisors, Inc. and TradeStreet Investment
                        Associates, Inc. was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 21 on February 27, 1998.

             (10)  -    (a) Foreign Country Selection and Mandatory Securities
                        Depository Responsibilities Delegation Agreement, dated
                        September 9, 1998, by and between A I M Advisors, Inc.
                        and the Registrant, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment
                        No. 22 on December 29, 1998 and is incorporated by reference herein.

                   - (b) Amendment No. 1, dated September 28, 1998 to the Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between A I M Advisors, Inc. and the Registrant, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 22 on December 29, 1998 and is incorporated by reference herein.

                   - (c) Amendment No. 2, dated December 14, 1998, to the Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between A I M Advisors, Inc. and the Registrant, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 23 on February 25, 1999 and is incorporated by reference herein.

                   - (d) Amendment No. 3, dated December 22, 1998, to the Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between A I M Advisors, Inc. and the Registrant, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 23 on February 25, 1999 and is incorporated by reference herein.

                   - (e) Amendment No. 4, dated January 26, 1999, to the Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between A I M Advisors, Inc. and the Registrant, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 23 on February 25, 1999 and is incorporated by reference herein.

                   - (f) Amendment No. 5, dated March 1, 1999, to the Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between A I M Advisors, Inc. and the Registrant, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 23 on February 25, 1999 and is incorporated by reference herein.

                   - (g) Amendment No. 6, dated March 18, 1999, to the Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between A I M Advisors, Inc. and the Registrant, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 23 on February 25, 1999 and is incorporated by reference herein.

                   - (h) Amendment No. 7, dated November 15, 1999, to the Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between A I M Advisors, Inc. and the Registrant, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 23 on February 25, 1999 and is incorporated by reference herein.

           e  (1)  -    Distribution Agreement, dated August 27, 1985, between
                        Registrant and A I M Distributors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                        5 on Form N-1A filed on April 28, 1986.

               (2) - Distribution Agreement, dated October 18, 1993, between Registrant and A I M Distributors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed on December 29, 1993, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

               (3) - (a) Distribution Agreement, dated February 28, 1997, between Registrant and A I M Distributors, Inc. was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 21 on February 27, 1998, and is incorporated by reference herein.

                   - (b) Amendment No. 1, dated March 1, 1999, to the Distribution Agreement, dated February 28, 1997, between Registrant and A I M Distributors, Inc., was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 23 on February 25, 1999 and is incorporated by reference herein.


               (4) - Form of Distribution Agreement, between Registrant and A I M Distributors, Inc. was filed electronically as an Exhibit with Registrant's Post-Effective Amendment
                        No. 25 on April 27, 2000, and is incorporated by reference herein.


             f (1) - Retirement Plan for Registrant's Non-Affiliated Directors was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17 on Form N-1A filed on December 23, 1994.


               (2) - Retirement Plan for Registrant's Non-Affiliated Directors, effective as of March 8, 1994, as restated September 18, 1995, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.



               (3) -    AIM Funds Retirement Plan for Eligible
                        Directors/Trustees, as restated March 7, 2000 is filed herewith electronically.



               (4) - Form of Deferred Compensation Agreement for Registrant's Non-Affiliated Directors was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17 on Form N-1A filed on December 23, 1994.



               (5) - Form of Deferred Compensation Plan for Registrant's Non-Affiliated Directors as approved on December 5, 1995, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.



               (6) - Form of Deferred Compensation Agreement for Registrant's Non-Affiliated Directors for
                        Non-Interested Directors and Trustees, as approved March 12, 1997, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 21 on February 27, 1998.



               (7) - Form of Director Deferred Compensation Agreement for Registrant's Non-Affiliated Directors, as amended March 7, 2000, is filed herewith electronically.


             g (1) - Custodian Contract, between Registrant and State Street Bank and Trust Company, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on Form N-1A filed on March 1, 1988.


               (2) - (a) Custodian Contract, dated March 7, 1988, between Registrant and State Street Bank and Trust Company, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.



                   - (b) Amendment No. 1, dated September 19, 1995, to the Custodian Contract dated March 7, 1988, between Registrant and State Street Bank and Trust Company, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

                   - (c) Amendment No. 2 dated September 28, 1996 to the Custodian Contract dated March 7, 1988 between Registrant and State Street Bank and Trust Company was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 22 on December 29, 1998.



                   - (d) Amendment to Custodian Contract dated September 9, 1998, to the Custodian Contract dated March 7, 1988 between Registrant and State Street Bank and Trust Company was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 22 on December 29, 1998.



               (3) - (a) Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company, is filed electronically herewith.

                   - (b) Amendment to Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company, is filed electronically herewith.


           h   (1) -    Transfer Agency Agreement was filed as an Exhibit to
                        Registrant's Post-Effective Amendment No. 2 to
                        Registrant's Registration Statement on Form N-1A filed on May 13, 1983.

               (2) - Administrative Services Agreement, dated June 11, 1989, between Registrant and A I M Advisors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11 on Form N- 1A filed on April 30, 1990.

               (3) - Administrative Services Agreement, dated October 18, 1993, between the Registrant and A I M Advisors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed on December 29, 1993, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

               (4) - Administrative Services Agreement, dated February 28, 1997, between the Registrant and A I M Advisors, Inc., was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 21 on February 27, 1998, and is incorporated by reference herein.

               (5) - (a) Administrative Services Agreement, dated October 18, 1993, between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed on December 29, 1993, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

                   - (b) Amendment No.1, dated May 11, 1994, to the Administrative Services Agreement, dated October 18, 1993, between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17 on Form N-1A filed on December 23, 1994, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

                   - (c) Amendment No. 2, dated July 1, 1994, to the Administrative Services Agreement, dated October 18, 1993, between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17 on Form N-1A filed on December 23, 1994, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

                   - (d) Amendment No. 3, dated September 16, 1994, to the Administrative Services Agreement, dated October 18, 1993, between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17 on Form N-1A filed on December 23, 1994, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

                   - (e) Amendment No. 4, dated November 1, 1994, to the Administrative Services Agreement, dated November 1, 1994, between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

               (10) - Administrative Services Agreement, dated February 28, 1997, between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 21 on February 27, 1998.


               (11) - Form of Administrative Services Agreement, between Registrant and AIM Advisors, Inc., is filed electronically herewith.



               (12) - (a) Transfer Agency Agreement and Service Agreement, dated April 29, 1999, between Registrant and A I M Fund Services, Inc., was filed as an Exhibit with the Registrant's Post-Effective Amendment No. 24 on February 25, 2000, and is incorporated by reference herein.



                        (b) Amendment No. 1, dated March 13, 2000, to the Transfer Agency Agreement and Service Agreement, dated April 29, 1999, between Registrant and A I M Fund Services, Inc. is filed electronically herewith.



               (13)     Form of Transfer Agency Agreement and Service
                        Agreement, between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit with Registrant's Post-Effective Amendment No. 25 on
                        April 27, 2000, and is incorporated by reference herein.


               (14) - Memorandum of Agreement, dated March 1, 1999, between Registrant, on behalf of Class II Shares, and A I M Advisors, Inc., was filed as an Exhibit with the Registrant's Post-Effective Amendment No. 24 on February 25, 2000.

               (15) - Agreement and Plan of Reorganization, dated December 7, 1999, between Registrant and AIM Summit Fund, was filed as an Exhibit with the Registrant's Post-Effective Amendment No. 24 on February 25, 2000, and is incorporated by reference herein.

            i  (1) -    Opinion and consent of Spengler Carlson Gubar Brodsky &
                        Frischling, dated March 5, 1984, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed on March 7, 1984, and was filed electronically as an Exhibit with the Registrant's
                        Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.


               (2) - Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP was filed electronically as an Exhibit with Registrant's Post-Effective Amendment No. 25 on April 27, 2000, and is incorporated by reference herein.



               (3) - Consent of Ballard Spahr Andrews & Ingersoll, LLP is filed electronically herewith.


            j  (1) -    Auditors Consent of KPMG LLP, is filed electronically
                        herewith.

            k      -    Financial Statements - None.

            l      -    Letter from A I M Distributors, Inc., dated September
                        24, 1992, re: initial capital, was filed as an Exhibit to the Registrant's Pre-Effective Amendment No. 1 on
                        Form N-1A filed on September 30, 1982, and was filed electronically as an Exhibit with the Registrant's
                        Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.

            m  (1) -    Distribution Plan and Form of Shareholder Service
                        Agreement for Registrant's Class II Shares was filed as an Exhibit with the Registrant's Post-Effective
                        Amendment No. 24 on February 25, 2000, and is incorporated by reference herein.


               (2) - Form of Distribution Plan and Form of Shareholder Service Agreement for Registrant, was filed electronically as an Exhibit with Registrant's Post-Effective Amendment No. 25 on April 27, 2000, and is incorporated by reference herein.



            n      -    Rule 18f-3 Plan, effective as of December 8, 1998, was
                        filed as an Exhibit with the Registrant's
                        Post-Effective Amendment No. 24 on February 25, 2000, and is incorporated by reference herein.


            o      -    Reserved

            p  (1) -    The AIM Management Group Code of Ethics, adopted May 1,
                        1981, as last amended August 17, 1999, relating to A I M Management Group Inc. and A I M Advisors, Inc., was filed as an Exhibit with the Registrant's
                        Post-Effective Amendment No. 24 on February 25, 2000.



              (2)  -    The A I M Management Group Inc. Code of Ethics, adopted
                        May 1, 1981, as last amended February 24, 2000, relating to A I M Management Group Inc. and A I M
                        Advisors, Inc., was filed electronically as an Exhibit with Registrant's Post-Effective Amendment No. 25 on April 27, 2000, and is incorporated by reference herein.


              (3)  -    Code of Ethics of Registrant, dated August 17, 1982,
                        was filed as an Exhibit with the Registrant's
                        Post-Effective Amendment No. 24 on February 25, 2000.


              (4)  -    Code of Ethics of Registrant, dated December 8, 1999,
                        was filed electronically as an Exhibit with Registrant's Post-Effective Amendment No. 25 on
                        April 27, 2000, and is incorporated by reference herein.



              (5)  -    Code of Ethics of Registrant, dated June 14, 2000,
                        is filed herewith electronically.


Item 24.      Persons Controlled by or under Common Control With Registrant.

              Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.


              Substantially of Registrant's issued and outstanding shares of Beneficial Interest are owned of record by State Street Bank and Trust Company ("State Street") as custodian for AIM Summit Investors Plans I and AIM Summit Investors Plans II, which are both unit investment trusts. State Street votes such shares in accordance with the instructions received from beneficial owners of Registrant's shares; and, as to shares for which no instructions are received, proportionately based upon the votes cast by beneficial owners who furnished instructions.


Item 25.      Indemnification

              State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

              The Registrant's Agreement and Declaration of Trust, dated December 6, 1999, provides, among other things (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Business Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.

              A I M Advisors, Inc., the Registrant and other investment companies managed by A I M Advisors, Inc., their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

Item 26.      Business and Other Connections of Investment Advisor

              Describe any other business, profession, vocation or employment of a substantial nature that each investment advisor of the Registrant, and each director, officer or partner of the advisor is, or has been, engaged within the two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.

              A I M Advisors, Inc.

              See Statement of Additional Information, Part B under headings "General Information About the Fund - Directors and Officers" for information concerning A I M Advisors, Inc.

Item 27.      Principal Underwriters

               (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the Registrant's securities also acts as a principal underwriter, depositor, or investment adviser.

              A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter, depositor or investment advisor to the following investment companies:


                    AIM Advisor Funds, Inc.
                    AIM Equity Funds (Retail Classes)
                    AIM Funds Group
                    AIM Growth Series
                    AIM International Funds, Inc.
                    AIM Investment Funds
                    AIM Investment Securities Funds (Retail Class) AIM Series Trust
                    AIM Special Opportunities Funds
                    AIM Tax-Exempt Funds
                    AIM Variable Insurance Funds
                    AIM Floating Rate Fund
                    AIM Summit Investors Plans I
                    AIM Summit Investors Plans II

               (b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 20:

Name and Principal                 Positions and Offices                               Positions and Offices
Business Address *                    with Underwriter                                    with Registrant
------------------                 ---------------------                               ---------------------
Charles T. Bauer                   Chairman & Director                                 Chairman & Trustee

Michael J. Cemo                    President & Director                                None

Gary T. Crum                       Director                                            Senior Vice President

James L. Salners                   Executive Vice President                            None

Robert H. Graham                   Senior Vice President & Director                    President & Trustee

John Caldwell                      Senior Vice President                               None

W. Gary Littlepage                 Senior Vice President & Director                    None

Marilyn M. Miller                  Senior Vice President                               None

Gene L. Needles                    Senior Vice President                               None

Gordon J. Sprague                  Senior Vice President                               None

Michael C. Vessels                 Senior Vice President                               None

B. J. Thompson                     First Vice President                                None

James R. Anderson                  Vice President                                      None

Dawn M. Hawley                     Vice President & Treasurer                          None

Mary K. Coleman                    Vice President                                      None

Mary A. Corcoran                   Vice President                                      None

Melville B. Cox                    Vice President & Chief Compliance Officer           Vice President

Glenda A. Dayton                   Vice President                                      None

Sidney M. Dilgren                  Vice President                                      None

Tony D. Green                      Vice President                                      None

Ofelia M. Mayo                     Vice President, General Counsel & Assistant         Assistant Secretary
                                   Secretary

Charles H. McLaughlin              Vice President                                      None

Ivy B. McLemore                    Vice President                                      None

Terri L. Ransdell                  Vice President                                      None

Carol F. Relihan                   Vice President                                      Senior Vice President & Secretary

Kamala C. Sachidanandan            Vice President                                      None

Christopher T. Simutis             Vice President                                      None

Gary K. Wendler                    Vice President                                      None


-----------------------------
*   11 Greenway Plaza, Suite 100,
    Houston, TX  77046-1173

Name and Principal                 Positions and Offices                               Positions and Offices
Business Address *                    with Underwriter                                    with Registrant
------------------                 ---------------------                               ---------------------
Normal W. Woodson                  Vice President                                      None

Luke P. Beausoleil                 Assistant Vice President                            None

Sheila R. Brown                    Assistant Vice President                            None

Scott E. Burman                    Assistant Vice President                            None

Tisha B. Christopher               Assistant Vice President                            None

Mary E. Gentempo                   Assistant Vice President                            None

David E. Hessel                    Assistant Vice President,                           None
                                   Assistant Treasurer & Controller

Simon R. Hoyle                     Assistant Vice President                            None

Kathryn A. Jordan                  Assistant Vice President                            None

Kim T. McAuliffe                   Assistant Vice President                            None

David B. O'Neil                    Assistant Vice President                            None

Rebecca Starling-Klatt             Assistant Vice President                            None

Nicholas D. White                  Assistant Vice President                            None

Nancy L. Martin                    Assistant General Counsel & Assistant               Assistant Secretary
                                   Secretary

Samuel D. Sirko                    Assistant General Counsel & Assistant               Assistant Secretary
                                   Secretary

Kathleen J. Pflueger               Secretary                                           Assistant Secretary

P. Michelle Grace                  Assistant Secretary                                 Assistant Secretary

Lisa A. Moss                       Assistant Secretary                                 Assistant Secretary




---------------------------------
*   11 Greenway Plaza, Suite 100,
    Houston, TX  77046-1173

                (c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Registrant during the last fiscal year by each principal underwriter who is not an affiliated person of the Registrant or any affiliated person of an affiliated person.

                    Not applicable.

  Item 28.     Location of Accounts and Records

               State the name and address of each person maintaining physical possession of each account, book, or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section.

               A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, maintains physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian and Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105 and its partially owned subsidiary, Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300.

 Item 29.      Management Services

               Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or B, disclosing the parties to the contract and the total amount paid and by whom for the Registrant's last three fiscal years.

               None.

 Item 30.      Undertakings

               In initial registration statements filed under the Securities Act, provide an undertaking to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the Registrant intends to raise its initial capital under section 14(a)(3) [15 U.S.C. 80a-14(a)(3)].

               Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 28th day of June, 2000.

                                    REGISTRANT: AIM SUMMIT FUND

                                            By: /s/ ROBERT H. GRAHAM
                                               --------------------------------
                                               Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                  SIGNATURES                                               TITLE                          DATE
                  ----------                                               -----                          ----


     /s/ CHARLES T. BAUER                                           Chairman & Trustee              June 28, 2000
     -------------------------------------
              (Charles T. Bauer)

     /s/ ROBERT H. GRAHAM                                           Trustee & President             June 28, 2000
     -------------------------------------                     (Principal Executive Officer)
              (Robert H. Graham)

     /s/ BRUCE L. CROCKETT                                                Trustee                   June 28, 2000
     -------------------------------------
              (Bruce L. Crockett)

     /s/ OWEN DALY II                                                     Trustee                   June 28, 2000
     -------------------------------------
                (Owen Daly II)

     /s/ EDWARD K. DUNN, JR.                                              Trustee                   June 28, 2000
     -------------------------------------
             (Edward K. Dunn, Jr.)

     /s/ JACK FIELDS                                                      Trustee                   June 28, 2000
     -------------------------------------
                 (Jack Fields)

     /s/ CARL FRISCHLING                                                  Trustee                   June 28, 2000
     -------------------------------------
               (Carl Frischling)

     /s/ PREMA MATHAI-DAVIS                                               Trustee                   June 28, 2000
     -------------------------------------
             (Prema Mathai-Davis)

     /s/ LEWIS F. PENNOCK                                                 Trustee                   June 28, 2000
     -------------------------------------
              (Lewis F. Pennock)

     /s/ LOUIS S. SKLAR                                                   Trustee                   June 28, 2000
     -------------------------------------
               (Louis S. Sklar)
                                                                     Vice President &               June 28, 2000
     /s/ DANA R. SUTTON                                       Treasurer (Principal Financial
     -------------------------------------                        and Accounting Officer)
               (Dana R. Sutton)

                               INDEX TO EXHIBITS


 Exhibit
 Number          Description
 -------         -----------
 a (2)(b)        Amendment No. 1, dated May 10, 2000 to the Agreement and
                 Declaration of Trust of Registrant dated December 6, 1999

 b (4)(b)        Amendment No. 1 to the By-Laws, dated June 14, 2000

 f (3) AIM Funds Retirement Plan for Eligible Directors/Trustees, as restated March 7, 2000

 f (7) Form of Director Deferred Compensation Agreement for Registrant's Non-Affiliated Directors, as amended March 7, 2000

 g (3)(a) Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company

 g (3)(b) Amendment to Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company

 h (11) Form of Administrative Services Agreement, between Registrant and A I M Advisors Inc.

 h(12)(b) Amendment No. 1, dated March 13, 2000, to the Transfer Agency Agreement and Service Agreement, dated April 29, 1999, between Registrant and A I M Fund Services, Inc.

 i (3)           Consent of Ballard Spahr Andrews & Ingersoll, LLP

 j (1)           Auditor's Consent of KPMG LLP

 p (5)           Code of Ethics of Registrant